THE
PENN
DISTRICT

VORNADO
REALTY TRUST

SUPPLEMENTAL OPERATING AND FINANCIAL DATA

For the Quarter Ended June 30, 2025

Certain statements contained herein constitute forward-looking statements as such term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are not guarantees of future performance. They represent our intentions, plans, expectations and beliefs and are subject to numerous assumptions, risks and uncertainties. Our future results, financial condition and business may differ materially from those expressed in these forward-looking statements. You can find many of these statements by looking for words such as "approximates," "believes," "expects," "anticipates," "estimates," "intends," "plans," "would," "may" or other similar expressions in this supplemental package. We also note the following forward-looking statements: in the case of our development and redevelopment projects, the estimated completion date, estimated project cost, projected incremental cash yield, stabilization date and cost to complete; estimates of future capital expenditures, dividends to common and preferred shareholders and operating partnership distributions. Many of the factors that will determine the outcome of these and our other forward-looking statements are beyond our ability to control or predict. Currently, some of the factors are interest rate fluctuations and the effects of inflation on our business, financial condition, results of operations, cash flows, operating performance and the effect that these factors have had and may continue to have on our tenants, the global, national, regional and local economies and financial markets and the real estate market in general. For further discussion of factors that could materially affect the outcome of our forward-looking statements, see "Item 1A. Risk Factors" in Part I of our Annual Report on Form 10-K for the year ended December 31, 2024. For these statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on our forward-looking statements, which speak only as of the date of this supplemental package. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. We do not undertake any obligation to release publicly any revisions to our forward-looking statements to reflect events or circumstances occurring after the date of this supplemental package. This supplemental package includes certain non-GAAP financial measures, which are accompanied by what Vornado Realty Trust and subsidiaries (the "Company") considers the most directly comparable financial measures calculated and presented in accordance with accounting principles generally accepted in the United States of America ("GAAP"). These include Funds From Operations ("FFO"), Funds Available for Distribution ("FAD"), Net Operating Income ("NOI") and Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate ("EBITDAre"). Quantitative reconciliations of the differences between the most directly comparable GAAP financial measures and the non-GAAP financial measures presented are provided within this supplemental package. Definitions of these non-GAAP financial measures and statements of the reasons why management believes the non-GAAP measures provide useful information to investors about the Company's financial condition and results of operations, and, if applicable, the purposes for which management uses the measures, can be found in the Definitions section of this supplemental package on page i in the Appendix.
This supplemental package should be read in conjunction with the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2025 which can be accessed at the Company’s website www.vno.com.

BUSINESS DEVELOPMENTS
770 Broadway
On May 5, 2025, we completed a master lease with New York University (“NYU”) to lease 1,076,000 square feet at 770 Broadway, on an “as is”, triple net basis for a 70-year lease term. Under the terms of the master lease, a rental agreement under Section 467 of the Internal Revenue Code, NYU made a prepaid lease payment of $935,000,000 and will also make annual lease payments of $9,281,000 during the lease term. NYU has an option to purchase the leased premises in both 2055 and at the end of the lease term in 2095. NYU assumed the existing office leases at the property.
We used a portion of the prepaid lease payment to repay the $700,000,000 mortgage loan which previously encumbered the property.
We retained the 92,000 square feet retail condominium leased to Wegmans.
In connection with the transaction, we recorded a gain on sales-type lease of $803,248,000.
PENN 1 Ground Rent Reset Determination
On April 22, 2025, an arbitration panel (the “Panel”) appointed to determine the ground rent payable by Vornado’s subsidiary for the PENN 1 land parcel for the 25-year period beginning June 17, 2023 determined that the annual rent payable will be $15,000,000. On July 21, 2025, the ground lessor filed a motion in New York County Supreme Court to vacate the Panel’s ground rent determination. We believe the motion is entirely without merit and intend to vigorously oppose it.
Further, litigation is currently pending between the parties in New York County Supreme Court regarding a separate point relating to the matter. The court denied our motion to dismiss that action and we have filed a notice of appeal. The Panel’s decision provides that if the fee owner prevails in a final judgment in that litigation, the annual rent for the 25-year term will be $20,220,000, retroactive to June 17, 2023.
We were accruing $26,205,000 per annum of ground rent based on a previous estimate and therefore, in connection with the Panel’s determination, we reversed $17,240,000 of previously accrued rent expense during the six months ended June 30, 2025. Additionally, commencing in the first quarter of 2025, we are now paying based on the $15,000,000 annual rent.
Dispositions
666 Fifth Avenue (Fifth Avenue and Times Square JV)
On January 8, 2025, the Fifth Avenue and Times Square JV completed the sale to UNIQLO of the portion of its U.S. flagship store at 666 Fifth Avenue owned by the joint venture for $350,000,000 and realized net proceeds of $342,000,000. The net proceeds were used to partially redeem Vornado’s preferred equity on the asset. The joint venture continues to own 23,832 square feet of retail space (7,416 square feet at grade) at 666 Fifth Avenue consisting of the Abercrombie & Fitch and Tissot stores. We recognized a financial statement gain of $76,162,000, which is included in “income from partially owned entities” on our consolidated statements of income.
220 Central Park South
During the six months ended June 30, 2025, we closed on the sale of two condominium units and ancillary amenities at 220 Central Park South (“220 CPS”) for net proceeds of $24,839,000, resulting in a financial statement net gain of $13,702,000 which is included in "net gains on disposition of wholly owned and partially owned assets" on our consolidated statements of income. In connection with these sales, $2,592,000 of income tax expense was recognized on our consolidated statements of income. Two units remain unsold.
Canal Street Condominium Units
During the six months ended June 30, 2025, we closed on the sale of six residential condominium units at 304-306 Canal Street and 334 Canal Street for net proceeds of $21,633,000, resulting in a financial statement net gain of $10,337,000 which is included in "net gains on disposition of wholly owned and partially owned assets" on our consolidated statements of income. Two units remain unsold.

BUSINESS DEVELOPMENTS
Dispositions - continued
512 West 22nd Street
On May 13, 2025, a joint venture, in which we have a 55.0% interest, entered into an agreement to sell 512 West 22nd Street, a 173,000 square foot office building, for $205,000,000. A portion of the proceeds will be used by the joint venture to repay the $123,650,000 mortgage loan encumbering the property. The sale is expected to close in the third quarter of 2025 and is subject to customary closing conditions. We expect to recognize an approximate $11,000,000 financial statement gain.
49 West 57th Street
On June 26, 2025, a joint venture, in which we own a 50.0% interest, completed the sale of the 49 West 57th Street commercial condominium. We received net proceeds of $8,650,000 and recognized a financial statement net gain of $2,527,000 which is included in "income from partially owned entities" on our consolidated statements of income.
Financing Activity
Senior Unsecured Notes due 2025
We repaid our $450,000,000 3.50% senior unsecured notes on their January 15, 2025 maturity date.
1535 Broadway (Fifth Avenue and Times Square JV)
On April 14, 2025, the Fifth Avenue and Times Square JV completed a $450,000,000 financing of 1535 Broadway. The interest-only non-recourse loan bears interest at a fixed rate of 6.90% and matures in May 2030. After transaction costs and reserves, $407,000,000 of the net proceeds from the financing were used to partially redeem Vornado’s Fifth Avenue and Times Square JV preferred equity.
Sustainability Margin Adjustment
In April 2025, we qualified for a sustainability margin adjustment on our unsecured term loan and revolving credit facilities by achieving certain KPI metrics, which reduced our interest rate by 0.05% and 0.04%, respectively.
Independence Plaza
On June 5, 2025, a joint venture, in which we have a 50.1% interest, completed a $675,000,000 refinancing of Independence Plaza, a 1,328 unit residential complex in the Tribeca submarket of Manhattan. The interest-only non-recourse loan bears interest at a fixed rate of 5.84% and matures in June 2030. The loan replaces the previous $675,000,000 non-recourse loan that was scheduled to mature in July 2025 and bore interest at 4.25%.
PENN 11
On July 16, 2025, we completed a $450,000,000 refinancing of PENN 11, a 1,200,000 square foot Manhattan office building. The five-year interest-only loan matures in August 2030 and has a fixed rate of 6.35%. We paid down by $50,000,000 the prior $500,000,000 loan that bore interest at a rate of SOFR plus 2.06% (swapped to an all-in fixed rate of 6.28%) and was scheduled to mature in October 2025. The swap was terminated at the time of refinancing and we received $130,000 of proceeds.

FINANCIAL HIGHLIGHTS (unaudited)

(Amounts in thousands, except per share amounts)	For the Three Months Ended or As Of
Earnings and Earnings Per Share	6/30/2025	3/31/2025	12/31/2024	9/30/2024	6/30/2024
Net income (loss) attributable to common shareholders	$743,819	$86,842	$1,203	$(19,154)	$35,260
Per diluted share	3.70	0.43	0.01	(0.10)	0.18
FFO attributable to common shareholders plus assumed conversions (non-GAAP)	120,928	135,039	117,085	99,256	148,944
Per diluted share (non-GAAP)	0.60	0.67	0.58	0.50	0.76
FFO attributable to common shareholders plus assumed conversions, as adjusted (non-GAAP)	113,324	126,245	122,212	102,755	112,766
Per diluted share (non-GAAP)	0.56	0.63	0.61	0.52	0.57

EBITDAre attributable to the Operating Partnership (non-GAAP)	267,254	288,862	270,960	255,675	277,645
EBITDAre attributable to the Operating Partnership, as adjusted (non-GAAP)	257,583	273,697	272,692	254,938	265,832

Common Share Price & Dividends (NYSE:VNO)
High Price	$41.95	$45.37	$46.63	$39.91	$30.02
Low Price	29.68	34.91	37.88	25.36	22.42
Closing price - end of quarter	38.24	36.99	42.04	39.40	26.29
Dividends per common share(1)	N/A	N/A	$0.74	N/A	N/A
FFO payout ratio (based on FFO attributable to common shareholders plus assumed conversions, as adjusted)(1)	N/A	N/A	32.7%	N/A	N/A
FAD payout ratio(1)	N/A	N/A	42.3%	N/A	N/A

VNO Common Shares & VRLP Units
VNO common shares outstanding	192,041	191,949	190,847	190,649	190,505
Redeemable Class A units and LTIP Unit awards outstanding	16,708	16,745	16,851	17,015	17,161
Convertible unit equivalents outstanding	1,313	1,356	1,199	1,285	1,907
Total Class A units and assumed conversions of convertible units outstanding	210,062	210,050	208,897	208,949	209,573

Weighted average Class A units outstanding - diluted	217,801	218,107	218,277	216,049	213,496

Market Capitalization	$18.4	Billion	$18.6	Billion	$20.1	Billion	$19.5	Billion	$16.8	Billion

Liquidity (amounts in millions)
Cash and cash equivalents	$1,205	$569	$734	$784	$873
Restricted cash	158	238	216	245	244
Available on our $2.2 billion revolving credit facilities	1,560	1,540	1,532	1,560	1,560
Total Liquidity	$2,923	$2,347	$2,482	$2,589	$2,677
___________________
(1)For 2025, we anticipate continuing our recent common share dividend policy of paying one common share dividend in the fourth quarter, subject to approval by our Board of Trustees.

Please refer to the Appendix for reconciliations of GAAP to non-GAAP measures.

FFO, AS ADJUSTED BRIDGE - Q2 2025 VS. Q2 2024 (unaudited)

(Amounts in millions, except per share amounts)	FFO, as Adjusted
	Amount	Per Share
FFO attributable to common shareholders plus assumed conversions, as adjusted (non-GAAP) for the three months ended June 30, 2024	$112.8	$0.57

Increase / (decrease) in FFO, as adjusted due to:
Changes in the tax assessed value of THE MART, net of tenant reimbursements	9.2
Interest income (primarily redemption of Retail JV preferred equity)	(5.8)
Asset sales	(3.3)
Variable businesses (primarily signage)	2.4
FFO impact of NYU master lease at 770 Broadway	1.1
Rent commencements, net of lease expirations	0.8
Interest expense	(0.4)
Other, net (primarily leasing overrides in Q2 2024)	(3.9)
	0.1
Noncontrolling interests' share of above items and impact of assumed conversions of convertible securities	0.4
Net increase	0.5	0.00
Share count dilution		(0.01)

FFO attributable to common shareholders plus assumed conversions, as adjusted (non-GAAP) for the three months ended June 30, 2025	$113.3	$0.56

Please refer to the Appendix for reconciliations of GAAP to non-GAAP measures.

NET OPERATING INCOME, EBITDAre, FFO AND FAD (unaudited)

(Amounts in thousands)	For the Three Months Ended
	June 30, 2025		March 31, 2025	June 30, 2024
Net Operating Income (“NOI”)(1):
Total revenues	$441,437		$461,579	$450,266
Operating expenses	(219,348)		(224,740)	(229,380)
Our share of NOI from partially owned entities	66,227		67,111	68,298
NOI attributable to noncontrolling interests in consolidated subsidiaries	(10,643)		(10,660)	(9,013)
NOI at share	277,673		293,290	280,171
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net, and other	(45,954)		(23,919)	(581)
NOI at share - cash basis	$231,719		$269,371	$279,590

Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate ("EBITDAre") (at Vornado’s share)(1):
General and administrative expenses	(40,678)		(39,159)	(39,225)
Interest and other investment income (loss), net	20,127		19,223	24,885
Transaction related costs and other (excludes real estate impairment losses)	(179)		(43)	(3,361)
Net gain on disposition of non-depreciable wholly owned and partially owned assets	10,311		15,551	15,175
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net, and other	45,954		23,919	581
EBITDAre attributable to the Operating Partnership (non-GAAP)	$267,254		$288,862	$277,645
Total of certain items that impact EBITDAre	(9,671)		(15,165)	(11,813)
EBITDAre attributable to the Operating Partnership, as adjusted (non-GAAP)	$257,583		$273,697	$265,832

Funds From Operations (“FFO”) (at Vornado’s share)(1):
Interest and debt expense	(115,171)		(117,891)	(93,148)
Preferred share dividends	(15,554)		(15,555)	(15,557)
Personal property depreciation	(1,564)		(1,526)	(1,444)
Income tax expense	(4,295)		(7,414)	(5,582)
Impact of assumed conversion of dilutive convertible securities	385		310	393
Add-back - Total of certain items that impact EBITDAre	9,671		15,165	11,813
FFO allocated to noncontrolling interests of the Operating Partnership	(10,127)		(11,747)	(13,363)
FFO attributable to common shareholders plus assumed conversions (non-GAAP)	$120,928		$135,039	$148,944
Total of certain items that impact FFO attributable to common shareholders plus assumed conversions	(7,605)		(8,794)	(36,178)
FFO attributable to common shareholders plus assumed conversions, as adjusted	$113,323		$126,245	$112,766

Funds Available for Distributions (“FAD”) (at Vornado's share)(1):
Certain items that impact FAD	(637)		(764)	(3,255)
Recurring tenant improvements, leasing commissions and other capital expenditures	(104,203)	(2)	(48,071)	(53,934)
Stock-based compensation expense	7,519		6,022	8,750
Amortization of debt issuance costs and other non-cash interest expense	10,638		12,089	17,091
Personal property depreciation	1,564		1,526	1,444
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net and other	(45,954)		(23,919)	(581)
Noncontrolling interests in the Operating Partnership's share of above adjustments	11,119		5,139	5,502
FAD (non-GAAP)	$(6,631)		$78,267	$87,783
________________________________
(1)See pages ii through vii in the Appendix for NOI at share, NOI at share - cash basis, FFO and FAD reconciliations to the most directly comparable GAAP financial measures.
(2)Increase primarily due to the timing of payments for tenant improvements and leasing commissions at our properties.

CONSOLIDATED BALANCE SHEETS (unaudited)
(Amounts in thousands)
	As of		Increase (Decrease)
	June 30, 2025	December 31, 2024
ASSETS
Real estate, at cost:
Land	$2,385,812	$2,434,209	$(48,397)
Buildings and improvements	10,560,211	10,439,113	121,098
Development costs and construction in progress	872,493	1,097,395	(224,902)
Leasehold improvements and equipment	112,832	120,915	(8,083)
Total	13,931,348	14,091,632	(160,284)
Less accumulated depreciation and amortization	(4,028,816)	(4,025,349)	(3,467)
Real estate, net	9,902,532	10,066,283	(163,751)
Right-of-use assets	677,249	678,804	(1,555)
Net investment in lease	165,634	—	165,634
Cash, cash equivalents, and restricted cash
Cash and cash equivalents	1,204,863	733,947	470,916
Restricted cash	158,435	215,672	(57,237)
Total	1,363,298	949,619	413,679
Tenant and other receivables	65,210	58,853	6,357
Investments in partially owned entities	2,003,206	2,691,478	(688,272)
Receivable arising from the straight-lining of rents	700,392	707,020	(6,628)
Deferred leasing costs, net	326,688	354,882	(28,194)
Identified intangible assets, net	114,381	118,215	(3,834)
Other assets	289,906	373,454	(83,548)
Total assets	$15,608,496	$15,998,608	$(390,112)
LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS AND EQUITY
Liabilities:
Mortgages payable, net	$4,977,526	$5,676,014	$(698,488)
Senior unsecured notes, net	746,588	1,195,914	(449,326)
Unsecured term loan, net	796,643	795,948	695
Unsecured revolving credit facilities	575,000	575,000	—
Lease liabilities	710,261	749,759	(39,498)
Accounts payable and accrued expenses	336,524	374,013	(37,489)
Deferred compensation plan	104,765	114,580	(9,815)
Other liabilities	347,131	345,511	1,620
Total liabilities	8,594,438	9,826,739	(1,232,301)
Redeemable noncontrolling interests	750,097	834,658	(84,561)
Shareholders' equity	6,092,098	5,158,242	933,856
Noncontrolling interests in consolidated subsidiaries	171,863	178,969	(7,106)
Total liabilities, redeemable noncontrolling interests and equity	$15,608,496	$15,998,608	$(390,112)

CONSOLIDATED NET INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS (unaudited)
(Amounts in thousands)
	For the Three Months Ended
	June 30,			March 31, 2025
	2025	2024	Variance
Property rentals(1)	$332,183	$343,894	$(11,711)	$348,385
Tenant expense reimbursements(1)	34,566	48,683	(14,117)	51,983
Amortization of acquired below-market leases, net	96	1,217	(1,121)	88
Straight-lining of rents	15,407	(199)	15,606	4,299
Total rental revenues	382,252	393,595	(11,343)	404,755
Fee and other income:
Building Maintenance Services ("BMS") cleaning fees	37,431	38,465	(1,034)	36,476
Management and leasing fees	2,926	6,709	(3,783)	3,030
Other income	18,828	11,497	7,331	17,318
Total revenues	441,437	450,266	(8,829)	461,579
Operating expenses	(219,348)	(229,380)	10,032	(224,740)
Depreciation and amortization	(115,574)	(109,774)	(5,800)	(116,155)
General and administrative	(39,978)	(38,475)	(1,503)	(38,597)
(Expense) income from deferred compensation plan liability	(3,123)	(1,398)	(1,725)	1,089
Transaction related costs and other	(721)	(3,361)	2,640	(43)
Total expenses	(378,744)	(382,388)	3,644	(378,446)
Income from partially owned entities	16,671	47,949	(31,278)	96,977
Interest and other investment income, net	11,056	10,511	545	8,261
Income (expense) from deferred compensation plan assets	3,123	1,398	1,725	(1,089)
Interest and debt expense	(87,929)	(98,401)	10,472	(95,816)
Gain on sales-type lease	803,248	—	803,248	—
Net gains on disposition of wholly owned and partially owned assets	8,488	16,048	(7,560)	15,551
Income before income taxes	817,350	45,383	771,967	107,017
Income tax expense	(4,123)	(5,284)	1,161	(7,193)
Net income	813,227	40,099	773,128	99,824
Less net loss (income) attributable to noncontrolling interests in:
Consolidated subsidiaries	10,981	13,890	(2,909)	10,433
Operating Partnership	(64,863)	(3,200)	(61,663)	(7,889)
Net income attributable to Vornado	759,345	50,789	708,556	102,368
Preferred share dividends	(15,526)	(15,529)	3	(15,526)
Net income attributable to common shareholders	$743,819	$35,260	$708,559	$86,842

Capitalized expenditures:
Interest and debt expense	$9,533	$12,794	$(3,261)	$10,868
Development payroll	1,219	1,829	(610)	1,101
________________________________
(1)"Property rentals" and "tenant expense reimbursements" represent non-GAAP financial measures which are reconciled above to "rental revenues" the most directly comparable financial measure calculated in accordance with GAAP.

CONSOLIDATED NET INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS (unaudited)
(Amounts in thousands)
	For the Six Months Ended June 30,
	2025	2024	Variance
Property rentals(1)	$680,568	$681,270	$(702)
Tenant expense reimbursements(1)	86,549	95,321	(8,772)
Amortization of acquired below-market leases, net	184	1,910	(1,726)
Straight-lining of rents	19,706	4,372	15,334
Total rental revenues	787,007	782,873	4,134
Fee and other income:
BMS cleaning fees	73,907	74,245	(338)
Management and leasing fees	5,956	9,320	(3,364)
Other income	36,146	20,203	15,943
Total revenues	903,016	886,641	16,375
Operating expenses	(444,088)	(455,604)	11,516
Depreciation and amortization	(231,729)	(218,433)	(13,296)
General and administrative	(78,575)	(76,372)	(2,203)
Expense from deferred compensation plan liability	(2,034)	(5,918)	3,884
Transaction related costs and other	(764)	(4,014)	3,250
Total expenses	(757,190)	(760,341)	3,151
Income from partially owned entities	113,648	64,228	49,420
Interest and other investment income, net	19,317	22,235	(2,918)
Income from deferred compensation plan assets	2,034	5,918	(3,884)
Interest and debt expense	(183,745)	(188,879)	5,134
Gain on sales-type lease	803,248	—	803,248
Net gains on disposition of wholly owned and partially owned assets	24,039	16,048	7,991
Income before income taxes	924,367	45,850	878,517
Income tax expense	(11,316)	(12,024)	708
Net income	913,051	33,826	879,225
Less net loss (income) attributable to noncontrolling interests in:
Consolidated subsidiaries	21,414	25,872	(4,458)
Operating Partnership	(72,752)	(2,414)	(70,338)
Net income attributable to Vornado	861,713	57,284	804,429
Preferred share dividends	(31,052)	(31,058)	6
Net income attributable to common shareholders	$830,661	$26,226	$804,435

Capitalized expenditures:
Interest and debt expense	$20,401	$25,358	$(4,957)
Development payroll	2,320	4,328	(2,008)
________________________________
(1)"Property rentals" and "tenant expense reimbursements" represent non-GAAP financial measures which are reconciled above to "rental revenues" the most directly comparable financial measure calculated in accordance with GAAP.

NET INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS BY SEGMENT (unaudited)
(Amounts in thousands)

	For the Three Months Ended June 30, 2025			For the Six Months Ended June 30, 2025
	Total	New York	Other	Total	New York	Other
Property rentals(1)	$332,183	$259,031	$73,152	$680,568	$538,722	$141,846
Tenant expense reimbursements(1)	34,566	26,644	7,922	86,549	65,636	20,913
Amortization of acquired below-market leases, net	96	39	57	184	70	114
Straight-lining of rents	15,407	17,676	(2,269)	19,706	23,261	(3,555)
Total rental revenues	382,252	303,390	78,862	787,007	627,689	159,318
Fee and other income:
BMS cleaning fees	37,431	39,744	(2,313)	73,907	78,241	(4,334)
Management and leasing fees	2,926	3,150	(224)	5,956	6,355	(399)
Other income	18,828	11,883	6,945	36,146	22,088	14,058
Total revenues	441,437	358,167	83,270	903,016	734,373	168,643
Operating expenses	(219,348)	(188,402)	(30,946)	(444,088)	(372,042)	(72,046)
Depreciation and amortization	(115,574)	(89,805)	(25,769)	(231,729)	(182,170)	(49,559)
General and administrative	(39,978)	(12,105)	(27,873)	(78,575)	(25,520)	(53,055)
Expense from deferred compensation plan liability	(3,123)	—	(3,123)	(2,034)	—	(2,034)
Transaction related costs and other	(721)	—	(721)	(764)	—	(764)
Total expenses	(378,744)	(290,312)	(88,432)	(757,190)	(579,732)	(177,458)
Income from partially owned entities	16,671	13,586	3,085	113,648	107,862	5,786
Interest and other investment income, net	11,056	3,505	7,551	19,317	6,979	12,338
Income from deferred compensation plan assets	3,123	—	3,123	2,034	—	2,034
Interest and debt expense	(87,929)	(44,073)	(43,856)	(183,745)	(94,467)	(89,278)
Gain on sales-type lease	803,248	803,248	—	803,248	803,248	—
Net gains on disposition of wholly owned and partially owned assets	8,488	8,362	126	24,039	10,337	13,702
Income (loss) before income taxes	817,350	852,483	(35,133)	924,367	988,600	(64,233)
Income tax expense	(4,123)	(1,466)	(2,657)	(11,316)	(2,768)	(8,548)
Net income (loss)	813,227	851,017	(37,790)	913,051	985,832	(72,781)
Less net loss attributable to noncontrolling interests in consolidated subsidiaries	10,981	9,722	1,259	21,414	18,882	2,532
Net income (loss) attributable to Vornado Realty L.P.	824,208	$860,739	$(36,531)	934,465	$1,004,714	$(70,249)
Less net income attributable to noncontrolling interests in the Operating Partnership	(64,835)			(72,695)
Preferred unit distributions	(15,554)			(31,109)
Net income attributable to common shareholders	$743,819			$830,661
For the three months ended June 30, 2024
Net income (loss) attributable to Vornado Realty L.P.	$53,989	$91,797	$(37,808)	$59,698	$151,714	$(92,016)
Net income attributable to common shareholders	$35,260			$26,226
________________________________
(1)"Property rentals" and "tenant expense reimbursements" represent non-GAAP financial measures which are reconciled above to "rental revenues" the most directly comparable financial measure calculated in accordance with GAAP.

NET OPERATING INCOME AT SHARE AND NET OPERATING INCOME AT SHARE - CASH BASIS BY SEGMENT AND SUBSEGMENT (NON-GAAP) (unaudited)
(Amounts in thousands)

	For the Three Months Ended			For the Six Months Ended June 30,
	June 30,		March 31, 2025
	2025	2024		2025	2024
NOI at share:
New York:
Office(1)	$173,104	$178,338	$191,501	$364,605	$346,326
Retail(2)	42,798	48,392	46,115	88,913	95,858
Residential	6,362	6,220	6,192	12,554	12,188
Alexander’s	8,315	9,203	9,509	17,824	20,910
Total New York	230,579	242,153	253,317	483,896	475,282
Other:
THE MART(3)	25,197	16,060	15,916	41,113	30,546
555 California Street	18,686	16,800	17,843	36,529	33,329
Other investments	3,211	5,158	6,214	9,425	10,138
Total Other	47,094	38,018	39,973	87,067	74,013
NOI at share	$277,673	$280,171	$293,290	$570,963	$549,295

NOI at share - cash basis:
New York:
Office(1)(4)	$127,579	$176,915	$167,457	$295,036	$343,285
Retail(2)	39,692	44,700	43,727	83,419	88,573
Residential	5,990	5,947	5,848	11,838	11,637
Alexander's	9,344	10,272	10,538	19,882	25,133
Total New York	182,605	237,834	227,570	410,175	468,628
Other:
THE MART(3)	25,258	16,835	17,517	42,775	31,784
555 California Street	20,684	19,956	18,137	38,821	36,894
Other investments	3,172	4,965	6,147	9,319	9,897
Total Other	49,114	41,756	41,801	90,915	78,575
NOI at share - cash basis	$231,719	$279,590	$269,371	$501,090	$547,203
________________________________
(1)Includes BMS NOI of $7,584, $7,926, $6,936, $14,520 and $15,143 for the three months ended June 30, 2025 and 2024 and March 31, 2025 and the six months ended June 30, 2025 and 2024, respectively.
(2)2025 includes the impact of the sale of a portion of the 666 Fifth Avenue retail condominium. See page 3 for details.
(3)2025 includes the impact of a reversal of a prior period tax accrual resulting from a property tax reassessment.
(4)Includes the impact of the April 2025 payment of $22,361 for prior period PENN 1 ground rent owed based on the recent rent reset determination.

SAME STORE NOI AT SHARE AND SAME STORE NOI AT SHARE - CASH BASIS (NON-GAAP) (unaudited)

	Total	New York		THE MART(2)	555 California Street
Same store NOI at share % increase (decrease)(1):
Three months ended June 30, 2025 compared to June 30, 2024	5.4%	1.8%		57.7%	3.1%
Six months ended June 30, 2025 compared to June 30, 2024	4.5%	2.4%	(3)	34.8%	4.1%
Three months ended June 30, 2025 compared to March 31, 2025	4.3%	0.8%		57.9%	(0.4)%

Same store NOI at share - cash basis % (decrease) increase(1):
Three months ended June 30, 2025 compared to June 30, 2024	(4.8)%	(8.5)%	(4)(5)	50.6%	(12.7)%	(6)
Six months ended June 30, 2025 compared to June 30, 2024	(2.6)%	(5.3)%	(4)(5)	34.5%	(3.6)%	(6)
Three months ended June 30, 2025 compared to March 31, 2025	(3.4)%	(7.4)%	(4)(5)	43.8%	(3.9)%	(6)
________________________________
(1)See pages ix through xiv in the Appendix for same store NOI at share and same store NOI at share - cash basis reconciliations.
(2)2025 includes the impact of a reversal of a prior period tax accrual resulting from a property tax reassessment.
(3)Excludes the impact of the $17,240,000 reversal of previously accrued PENN 1 ground rent. See page 3 for further details.
(4)Decrease in same store NOI at share - cash basis vs. GAAP basis is primarily due to (i) current period PENN 1 ground rent increase and (ii) GAAP rent commencing on new leases with free rent periods.
(5)Excludes the impact of the April 2025 $22,361,000 true-up payment for prior period PENN 1 ground rent owed based on the recent rent reset determination. See page 3 for further details.
(6)Decrease in same store NOI at share cash basis vs. GAAP basis is primarily due to GAAP rent commencing on new leases with free rent periods.

LEASING ACTIVITY (unaudited)
(Square feet in thousands)
The leasing activity and related statistics in the table below are based on leases signed during the period and are not intended to coincide with the commencement of rental revenue in accordance with GAAP. Second generation relet space represents square footage that has not been vacant for more than nine months and tenant improvements and leasing commissions are based on our share of square feet leased during the period.

	New York
	Office(1)	Retail	THE MART
Three Months Ended June 30, 2025
Total square feet leased	1,479	57	127
Our share of square feet leased:	1,414	48	127
Initial rent(2)	$101.44	$96.77	$50.87
Weighted average lease term (years)	6.8	8.1	5.6
Second generation relet space:
Square feet	240	44	104
GAAP basis:
Straight-line rent(3)	$97.64	$98.10	$45.03
Prior straight-line rent	$87.35	$90.95	$47.09
Percentage increase (decrease)	11.8%	7.9%	(4.4)%
Cash basis (non-GAAP):
Initial rent(2)	$102.61	$91.99	$51.80
Prior escalated rent	$94.41	$91.68	$53.80
Percentage increase (decrease)	8.7%	0.3%	(3.7)%
Tenant improvements and leasing commissions:
Per square foot	$89.15	$47.02	$51.05
Per square foot per annum	$13.11	$5.80	$9.12
Percentage of initial rent	12.9%	6.0%	17.9%
________________________________
(1)The leasing statistics other than square feet leased, exclude the impact of the 1,076 square foot master lease to NYU at 770 Broadway.
(2)Represents the cash basis weighted average starting rent per square foot, which is generally indicative of market rents. Most leases include free rent and periodic step-ups in rent which are not included in the initial cash basis rent per square foot but are included in the GAAP basis straight-line rent per square foot.
(3)Represents the GAAP basis weighted average rent per square foot that is recognized over the term of the respective leases and includes the effect of free rent and periodic step-ups in rent.

LEASING ACTIVITY (unaudited)
(Square feet in thousands)
The leasing activity and related statistics in the table below are based on leases signed during the period and are not intended to coincide with the commencement of rental revenue in accordance with GAAP. Second generation relet space represents square footage that has not been vacant for more than nine months and tenant improvements and leasing commissions are based on our share of square feet leased during the period

	New York			555 California Street
	Office(1)	Retail	THE MART
Six Months Ended June 30, 2025
Total square feet leased	2,188	82	210	222
Our share of square feet leased:	2,099	66	210	155
Initial rent(2)	$97.48	$130.89	$51.05	$120.65
Weighted average lease term (years)	12.1	9.8	6.6	13.1
Second generation relet space:
Square feet	494	54	146	155
GAAP basis:
Straight-line rent(3)	$88.68	$110.54	$46.99	$132.08
Prior straight-line rent	$80.08	$90.73	$49.29	$110.28
Percentage increase (decrease)	10.7%	21.8%	(4.7)%	19.8%
Cash basis (non-GAAP):
Initial rent(2)	$93.40	$100.07	$51.76	$121.04
Prior escalated rent	$86.76	$92.04	$55.72	$117.37
Percentage increase (decrease)	7.7%	8.7%	(7.1)%	3.1%
Tenant improvements and leasing commissions:
Per square foot	$141.89	$137.74	$66.76	$229.71
Per square foot per annum	$11.73	$14.06	$10.12	$17.54
Percentage of initial rent	12.0%	10.7%	19.8%	14.5%
_______________________________
(1)The leasing statistics other than square feet leased, exclude the impact of the 1,076 square foot master lease to NYU at 770 Broadway.
(2)Represents the cash basis weighted average starting rent per square foot, which is generally indicative of market rents. Most leases include free rent and periodic step-ups in rent which are not included in the initial cash basis rent per square foot but are included in the GAAP basis straight-line rent per square foot.
(3)Represents the GAAP basis weighted average rent per square foot that is recognized over the term of the respective leases and includes the effect of free rent and periodic step-ups in rent.

LEASE EXPIRATIONS (unaudited)
(Amounts in thousands)

Our Share of Square Feet of Expiring Leases As of June 30, 2025

New York Office	157	964	1,346	1,014	1,135	739	873	1,017	586	383	1,007	5,690
New York Retail	46	27	40	46	53	148	62	64	39	145	33	463
THE MART	77	182	199	713	187	98	314	508	54	81	48	376
555 California Street	113	140	106	112	143	85	29	13	15	—	210	187
Total	393	1,313	1,691	1,885	1,518	1,070	1,278	1,602	694	609	1,298	6,716
% of total	2.0%	6.5%	8.4%	9.4%	7.6%	5.3%	6.4%	8.0%	3.5%	3.0%	6.5%	33.4%
_______________________________
(1) Includes month-to-month leases, holdover tenants, and leases expiring on the last day of the current quarter.

LEASE EXPIRATIONS DETAIL (unaudited) NEW YORK SEGMENT

	Period of Lease Expiration	Our Share of Square Feet of Expiring Leases(1)		Annualized Escalated Rents of Expiring Leases		Percentage of Annualized Escalated Rent
				Total	Per Sq. Ft.
Office:	Second Quarter 2025(2)	40,000		$3,036,000	$75.90	0.3%

	Third Quarter 2025	73,000		3,897,000	53.38	0.3%
	Fourth Quarter 2025	44,000		3,785,000	86.02	0.3%
	Remaining 2025	117,000		7,682,000	65.66	0.6%
	First Quarter 2026	87,000		7,394,000	84.99	0.6%
	Second Quarter 2026	69,000		6,330,000	91.74	0.5%
	Remaining 2026	808,000		65,693,000	81.30	5.5%
	2027	1,346,000		107,259,000	79.69	9.0%
	2028	1,014,000		81,315,000	80.19	6.8%
	2029	1,135,000		87,438,000	77.04	7.3%
	2030	739,000		64,613,000	87.43	5.4%
	2031	873,000		81,589,000	93.46	6.8%
	2032	1,017,000		100,823,000	99.14	8.4%
	2033	586,000		51,589,000	88.04	4.3%
	2034	383,000		35,424,000	92.49	3.0%
	2035	1,007,000		81,046,000	80.48	6.8%
	Thereafter	5,690,000	(3)	416,601,000	73.22	34.7%

Retail:	Second Quarter 2025(2)	1,000		$70,000	$70.00	0.0%

	Third Quarter 2025	12,000		2,138,000	178.17	0.8%
	Fourth Quarter 2025	33,000		1,992,000	60.36	0.8%
	Total 2025	45,000		4,130,000	91.78	1.6%
	First Quarter 2026	17,000		6,737,000	396.29	2.6%
	Second Quarter 2026	5,000		272,000	54.40	0.1%
	Remaining 2026	5,000		3,409,000	681.80	1.3%
	2027	40,000		20,323,000	508.08	7.8%
	2028	46,000		11,531,000	250.67	4.4%
	2029	53,000		24,008,000	452.98	9.3%
	2030	148,000		25,307,000	170.99	9.8%
	2031	62,000		29,757,000	479.95	11.5%
	2032	64,000		31,599,000	493.73	12.2%
	2033	39,000		12,769,000	327.41	4.9%
	2034	145,000		20,274,000	139.82	7.8%
	2035	33,000		11,928,000	361.45	4.6%
	Thereafter	463,000		57,104,000	123.33	22.1%
_____________________________
(1)    Excludes storage, vacancy and other.
(2)    Includes month-to-month leases, holdover tenants, and leases expiring on the last day of the current quarter.
(3)    Assumes U.S. Post Office exercises all lease renewal options through 2038 for 492,000 square feet at 909 Third Avenue given the below-market rent on their options.

LEASE EXPIRATIONS DETAIL (unaudited) OTHER SEGMENT

	Period of Lease Expiration	Our Share of Square Feet of Expiring Leases(1)	Annualized Escalated Rents of Expiring Leases		Percentage of Annualized Escalated Rent
THE MART			Total	Per Sq. Ft.
Office / Showroom / Retail:	Second Quarter 2025(2)	10,000	$550,000	$55.00	0.4%

	Third Quarter 2025	29,000	1,553,000	53.55	1.1%
	Fourth Quarter 2025	38,000	2,323,000	61.13	1.6%
	Remaining 2025	67,000	3,876,000	57.85	2.7%
	First Quarter 2026	32,000	2,180,000	68.13	1.5%
	Second Quarter 2026	33,000	1,933,000	58.58	1.3%
	Remaining 2026	117,000	7,227,000	61.77	5.0%
	2027	199,000	11,114,000	55.85	7.7%
	2028	713,000	35,325,000	49.54	24.5%
	2029	187,000	10,200,000	54.55	7.1%
	2030	98,000	5,664,000	57.80	3.9%
	2031	314,000	15,679,000	49.93	10.9%
	2032	508,000	24,336,000	47.91	16.9%
	2033	54,000	2,738,000	50.70	1.9%
	2034	81,000	3,927,000	48.48	2.7%
	2035	48,000	2,469,000	51.44	1.7%
	Thereafter	376,000	17,025,000	45.28	11.8%

555 California Street
Office / Retail:	Second Quarter 2025(2)	—	$—	$—	0.0%

	Third Quarter 2025	81,000	7,363,000	90.90	6.4%
	Fourth Quarter 2025	32,000	3,243,000	101.34	2.8%
	Remaining 2025	113,000	10,606,000	93.86	9.2%
	First Quarter 2026	100,000	9,077,000	90.77	7.9%
	Second Quarter 2026	—	—	—	0.0%
	Remaining 2026	40,000	4,311,000	107.78	3.7%
	2027	106,000	10,982,000	103.60	9.5%
	2028	112,000	10,980,000	98.04	9.5%
	2029	143,000	15,621,000	109.24	13.6%
	2030	85,000	8,169,000	96.11	7.1%
	2031	29,000	2,197,000	75.76	1.9%
	2032	13,000	1,456,000	112.00	1.3%
	2033	15,000	1,848,000	123.20	1.6%
	2034	—	—	—	0.0%
	2035	210,000	18,843,000	89.73	16.4%
	Thereafter	187,000	21,027,000	112.44	18.3%
________________________________
(1)    Excludes storage, vacancy and other.
(2)    Includes month-to-month leases, holdover tenants, and leases expiring on the last day of the current quarter.

CAPITAL EXPENDITURES AND RE/DEVELOPMENT (unaudited)
CONSOLIDATED
(Amounts in thousands)
	For the Six Months Ended June 30, 2025
	Total Company	New York	THE MART	555 California Street	Other
Capital expenditures:
Expenditures to maintain assets	$30,049	$24,723	$3,512	$1,797	$17
Tenant improvements	105,224	62,595	8,891	33,738	—
Leasing commissions	22,612	12,487	1,207	8,918	—
Recurring tenant improvements, leasing commissions and other capital expenditures	157,885	99,805	13,610	44,453	17
Non-recurring capital expenditures(1)	40,634	26,320	14,218	15	81
Total capital expenditures and leasing commissions	$198,519	$126,125	$27,828	$44,468	$98

Development and redevelopment expenditures(2):
PENN 2	$43,672	$43,672	$—	$—	$—
Hotel Pennsylvania site (PENN 15)	9,853	9,853	—	—	—
PENN Districtwide improvements	7,852	7,852	—	—	—
Other	20,687	20,276	—	—	411
	$82,064	$81,653	$—	$—	$411
________________________________
(1)Primarily tenant improvements and leasing commissions on first generation space.
(2)Inclusive of capitalized interest expense, operating expenses and development payroll.

DEVELOPMENT/REDEVELOPMENT - ACTIVE PROJECTS AND FUTURE OPPORTUNITIES
(Amounts in thousands, except square feet)
		(at Vornado’s share)					Projected Incremental Cash Yield
Active Development Projects: New York segment:	Property Rentable Sq. Ft.	Budget		Cash Amount Expended	Remaining Expenditures	Stabilization Year
PENN District:
PENN 2	1,815,000	$750,000		$717,884	$32,116	2026	10.2%
Districtwide Improvements	N/A	100,000		78,949	21,051	N/A	N/A
Total PENN District		850,000	(1)	796,833	53,167

Sunset Pier 94 Studios (49.9% interest)(2)	266,000	125,000	(3)	82,805	42,195	2026	10.3%

Total Active Development Projects		$975,000		$879,638	$95,362

Future Opportunities: New York segment:	Zoning Sq. Ft.
PENN District:
Hotel Pennsylvania site (PENN 15)	2,052,000
Eighth Avenue and 34th Street land	105,000
Multiple other opportunities - office/residential/retail
Total PENN District	2,157,000
350 Park Avenue assemblage (the “350 Park Site”)(4)	1,389,000
260 Eleventh Avenue - office(2)	280,000
57th Street land (50% interest)	150,000
Other segment:
527 West Kinzie land, Chicago	330,000
Total Future Opportunities	4,306,000
________________________________
(1)Excluding debt and equity carry.
(2)The building is subject to a ground lease. See page 33 for details.
(3)Represents our 49.9% share of the $350,000 development budget, excluding the $40,000 value of our contributed leasehold interest and net of an estimated $9,000 for our share of development fees and reimbursement for overhead costs incurred by us. During 2024, we fully funded our $34,000 share of cash contributions.
(4)From October 2024 to June 2030, an affiliate of Kenneth C. Griffin (“KG”) has the option to either (i) acquire a 60% interest in a joint venture with Vornado and Rudin (the “Vornado/Rudin JV”) (with Vornado having an effective 36% interest in the entity) to build a new 1,700,000 square foot office tower, valuing the 350 Park Site at $1.2 billion or (ii) purchase the 350 Park Site for $1.4 billion ($1.085 billion to Vornado). From October 2024 to September 2030, the Vornado/Rudin JV has the option to put the 350 Park Site to KG for $1.2 billion ($900 million to Vornado).

There can be no assurance that the above projects will be completed, completed on schedule or within budget. In addition, there can be no assurance that the Company will be successful in leasing the properties on the expected schedule or at the assumed rental rates.

UNCONSOLIDATED JOINT VENTURES (unaudited)
(Amounts in thousands)
	As of June 30, 2025			Our Share of Net Income (Loss) for the Three Months Ended June 30,			Our Share of NOI (non-GAAP) for the Three Months Ended June 30,
	Percentage Ownership	Company's Carrying Amount		2025	2024		2025	2024
Joint Venture Name
New York:
Fifth Avenue and Times Square JV(1)(2)	51.5%	$1,553,904		$10,152	$20,685		$25,302	$28,966
280 Park Avenue	50.0%	99,875		(3,788)	23,468	(3)	8,957	7,252
West 57th Street properties	50.0%	44,658		2,286	(317)		(33)	(59)
Alexander's	32.4%	58,759		1,919	2,649		8,315	9,203
7 West 34th Street	53.0%	(67,170)	(4)	1,131	1,259		3,637	3,725
85 Tenth Avenue	49.9%	(22,481)	(4)	(1,541)	(1,839)		3,996	3,602
Independence Plaza	50.1%	66,647		893	166		6,362	5,601
512 West 22nd Street	55.0%	29,194		(400)	(779)		1,633	1,499
61 Ninth Avenue	45.1%	659		(39)	(42)		1,858	2,000
Other, net	Various	108,255		2,973	1,727		3,800	3,929
				13,586	46,977		63,827	65,718

Other:
Alexander's corporate fee income	32.4%	—		1,406	1,185		833	660
Rosslyn Plaza	43.7% to 50.4%	35,333		101	(61)		548	542
Other, net	Various	5,922		1,578	(152)		1,019	1,378
				3,085	972		2,400	2,580

Total				$16,671	$47,949		$66,227	$68,298
________________________________
(1)Includes $6,503 and $10,258 of income on our preferred equity, net of our share of expenses for the three months ended June 30, 2025 and 2024 respectively.
(2)Decrease primarily due to January 2025 sale of a portion of the 666 Fifth Avenue condominium and the April 2025 financing at 1535 Broadway. See pages 3 and 4 for details.
(3)2024 includes our $31,215 share of the debt extinguishment gain from the repayment of the 280 Park Avenue mezzanine loan.
(4)Our negative basis results from distributions in excess of our investment.

UNCONSOLIDATED JOINT VENTURES (unaudited)
(Amounts in thousands)
	Percentage Ownership at June 30, 2025	Our Share of Net Income (Loss) for the Six Months Ended June 30,				Our Share of NOI (non-GAAP) for the Six Months Ended June 30,
		2025		2024		2025	2024
Joint Venture Name
New York:
Fifth Avenue and Times Square JV:
Equity in net income(1)	51.5%	$9,486		$19,718		$48,879	$57,068
Return on preferred equity, net of our share of the expense(2)		15,046		19,586		—	—
Net gain on sale		76,162	(3)	—		—	—
		100,694		39,304		48,879	57,068
280 Park Avenue	50.0%	(8,257)		15,426	(4)	17,251	15,592
Alexander's	32.4%	5,842		7,803		17,824	20,910
7 West 34th Street	53.0%	4,110		2,398		9,489	7,348
85 Tenth Avenue	49.9%	(3,503)		(4,361)		7,489	6,677
West 57th Street properties	50.0%	2,103		(517)		(15)	(66)
Independence Plaza	50.1%	1,904		(261)		12,554	10,770
512 West 22nd Street	55.0%	(524)		(1,308)		3,504	3,163
61 Ninth Avenue	45.1%	20		(122)		3,802	3,908
Other, net	Various	5,473		3,846		7,148	8,057
		107,862		62,208		127,925	133,427
Other:
Alexander's corporate fee income	32.4%	3,039		2,365		1,843	1,318
Rosslyn Plaza	43.7% to 50.4%	57		(166)		987	1,065
Other, net	Various	2,690		(179)		2,583	2,857
		5,786		2,020		5,413	5,240

Total		$113,648		$64,228		$133,338	$138,667
________________________________
(1)Decrease primarily due to January 2025 sale of a portion of the 666 Fifth Avenue condominium and the April 2025 financing at 1535 Broadway. See page 3 and 4 for details.
(2)2025 decrease due to the partial redemptions of our preferred equity interests. See page 3 and 4 for details.
(3)See page 3 for details.
(4)2024 includes our $31,215 share of the debt extinguishment gain from the repayment of the 280 Park Avenue mezzanine loan.

DEBT ANALYSIS (unaudited)
(Amounts in thousands)
DEBT SUMMARY	As of June 30, 2025
	Total		Variable			Fixed(1)
(Contractual debt balances)	Amount	Weighted Average Interest Rate	Amount		Weighted Average Interest Rate	Amount	Weighted Average Interest Rate
Consolidated debt(2)	$7,123,943	4.40%	$603,943		6.28%(3)	$6,520,000	4.23%
Pro rata share of debt of non-consolidated entities	2,736,917	5.66%	572,167		6.43%	2,164,750	5.45%
Total	9,860,860	4.75%	1,176,110		6.35%	8,684,750	4.53%
Less: Noncontrolling interests' share of consolidated debt (primarily 1290 Avenue of the Americas and 555 California Street)	(682,059)		(397,059)			(285,000)
Company's pro rata share of total debt	$9,178,801	4.75%	$779,051	(4)	6.36%	$8,399,750	4.60%
________________________________
See notes below

NET DEBT TO EBITDAre, AS ADJUSTED (unaudited)

	As of and For the Trailing Twelve Months Ended June 30, 2025		As of and For the Year Ended December 31,
			2024		2023		2022
Secured debt	$4,998,943		$5,707,176		$5,729,615		$5,877,615
Unsecured debt	2,125,000		2,575,000		2,575,000		2,575,000
Pro rata share of debt of non-consolidated entities	2,736,917		2,477,701		2,654,701		2,697,226
Less: Noncontrolling interests’ share of consolidated debt	(682,059)		(682,059)		(682,059)		(682,059)
Company’s pro rata share of total debt	$9,178,801		$10,077,818		$10,277,257		$10,467,782
% Unsecured debt	23%		26%		25%		25%

Company’s pro rata share of total debt	$9,178,801		$10,077,818		$10,277,257		$10,467,782
Less: Cash and cash equivalents and investments in U.S. Treasury bills	(1,204,863)		(733,947)		(997,002)		(1,361,651)
Less: Escrowed cash included within restricted cash on our balance sheet	(126,062)		(187,416)		(221,578)		(94,374)
Less: Pro rata share of unconsolidated partially owned entities’ cash and cash equivalents and escrowed cash	(276,842)		(248,835)		(295,983)		(316,385)
Plus: Noncontrolling interests’ share of cash and cash equivalents, escrowed cash and investments in U.S. Treasury bills	105,738		129,160		101,564		94,100
Less: Participation in 150 West 34th Street mortgage loan	—		—		—		(105,000)
Net debt	$7,676,772		$9,036,780		$8,864,258		$8,684,472
EBITDAre, as adjusted (non-GAAP)	$1,058,910		$1,049,320		$1,081,332		$1,090,564
Net debt / EBITDAre, as adjusted (non-GAAP)	7.2	x	8.6	x	8.2	x	8.0	x
________________________________
(1)Includes variable rate debt with interest rates fixed by interest rate swap arrangements and the $950,000 1290 Avenue of the Americas mortgage loan which is subject to a 1.00% SOFR interest rate cap arrangement.
(2)See page xv in the Appendix for reconciliation of consolidated debt, net as presented on our consolidated balance sheets to consolidated contractual debt as of June 30, 2025.
(3)Excludes additional 3.00% default interest on the 606 Broadway mortgage loan.
(4)As of June 30, 2025, $342,657 of variable rate debt (at share) is subject to interest rate cap arrangements, the $436,394 of variable rate debt not subject to interest rate cap arrangements represents 5% of our total pro rata share of debt. See page 29 for details.
See page i in the Appendix for definitions of EBITDAre and net debt to EBITDAre, as adjusted. See reconciliation of net income (loss) to EBITDA to EBITDAre on page v in the Appendix.

CORPORATE COVENANT RATIOS AND CREDIT RATINGS (unaudited)
(Amounts in thousands)

		As of
Unsecured Revolving Credit Facilities and Unsecured Term Loan(1)	Required	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024
Total outstanding debt/total assets(2)	Less than 60%	33%	39%	40%	40%
Secured debt/total assets	Less than 50%	23%	30%	28%	29%
Fixed charge coverage	Greater than 1.40	1.97	1.96	1.93	1.81
Unsecured debt/cap value of unencumbered assets	Less than 60%	18%	17%	21%	21%
Unencumbered coverage ratio	Greater than 1.75	8.47	8.01	7.12	6.64

Unsecured Notes Covenant Ratios(1)
Total outstanding debt/total assets(3)	Less than 65%	43%	48%	49%	49%
Secured debt/total assets	Less than 50%	31%	35%	35%	35%
Interest coverage ratio (annualized combined EBITDA to annualized interest expense)	Greater than 1.50	2.02	1.87	1.77	1.71
Unencumbered assets/unsecured debt	Greater than 150%	490%	470%	388%	396%

Consolidated Unencumbered EBITDA(1) (non-GAAP):	Q2 2025 Annualized
New York	$329,676
Other	88,732
Total	$418,408

Credit Ratings(4):	Rating	Outlook
Moody’s	Ba1	Stable
S&P	BBB-	Negative
Fitch	BB+	Stable
________________________________
(1)Our debt covenant ratios and consolidated unencumbered EBITDA are computed in accordance with the terms of our senior unsecured notes, unsecured revolving credit facilities, and unsecured term loan, as applicable. The methodology used for these computations may differ significantly from similarly titled ratios and amounts of other companies. For additional information regarding the methodology used to compute these ratios, please see our filings with the SEC of our revolving credit facilities, senior debt indentures and applicable prospectuses and prospectus supplements.
(2)Total assets calculated as EBITDA capped at the following rates: 6.5% for office, 6.0% for retail, 8.0% for trade shows, 5.75% for multifamily, 7.25% for hotel, and 6.5% for other asset types.
(3)Total assets include EBITDA capped at 7.0% per the terms of our senior unsecured notes covenants.
(4)Credit ratings are provided for informational purposes only and are not a recommendation to buy or sell our securities.

CAPITAL STRUCTURE (unaudited)
(Amounts in thousands, except per share and per unit amounts)
Debt (contractual balances):			As of June 30, 2025
Consolidated debt(1):
Mortgages payable			$4,998,943
Senior unsecured notes			750,000
$800 Million unsecured term loan			800,000
$2.2 Billion unsecured revolving credit facilities			575,000
			7,123,943
Pro rata share of debt of non-consolidated entities			2,736,917
Less: Noncontrolling interests' share of consolidated debt (primarily 1290 Avenue of the Americas and 555 California Street)			(682,059)
			9,178,801	(A)

	Shares/Units	Liquidation Preference
Perpetual Preferred:
3.25% preferred units (D-17) (141,400 units @ $25.00 per unit)			3,535
5.40% Series L preferred shares	12,000	$25.00	300,000
5.25% Series M preferred shares	12,780	25.00	319,500
5.25% Series N preferred shares	12,000	25.00	300,000
4.45% Series O preferred shares	12,000	25.00	300,000
			1,223,035	(B)

	Converted Shares(2)	June 30, 2025 Common Share Price
Equity:
Common shares	192,041	$38.24	7,343,648
Redeemable Class A units and LTIP Unit awards	16,708	38.24	638,914
Convertible share equivalents:
Series D-13 preferred units	1,221	38.24	46,691
Series G-1 through G-4 preferred units	74	38.24	2,830
Series A preferred shares	18	38.24	688
	210,062		8,032,771	(C)
Total Market Capitalization (A+B+C)			$18,434,607
________________________________
(1)See the reconciliation on page xv of consolidated debt, net as presented on our consolidated balance sheets to consolidated contractual debt as of June 30, 2025.
(2)Excludes share-based equity awards that may be considered dilutive in the period. See page 5 for our weighted average units outstanding on a dilutive basis.

DEBT MATURITIES (CONTRACTUAL BALANCES) (unaudited)
(Amounts in thousands)

Consolidated Debt Maturity Schedule(1) as of June 30, 2025 (Excludes pro rata share of JV Debt)(2)

Consolidated (100%):
Secured	$943,943	(3)	$525,000	$880,000	$2,300,000	$—	$350,000
Unsecured	—		400,000	1,375,000	—	—	350,000
Total consolidated debt (100%)	$943,943		$925,000	$2,255,000	$2,300,000	$—	$700,000
% of total consolidated debt	13.3%		13.0%	31.7%	32.3%	—%	9.7%
Debt maturities at share:
Consolidated debt (100%)	$943,943		$925,000	$2,255,000	$2,300,000	$—	$700,000
Pro rata share of debt of non-consolidated entities	162,182		735,963	577,116	289,095	365,628	606,933
Less: Noncontrolling interests' share of consolidated debt	(37,059)		—	—	(645,000)	—	—
Total debt at share	$1,069,066		$1,660,963	$2,832,116	$1,944,095	$365,628	$1,306,933
% of total debt at share	11.6%		18.1%	30.9%	21.2%	4.0%	14.2%
_______________________________
(1)Assumes the exercise of as-of-right extension options. Debt classified as fixed rate includes the effect of interest rate swap arrangements which may expire prior to debt maturity, and the $950,000 1290 Avenue of the Americas mortgage loan which is subject to a 1.00% SOFR interest rate cap arrangement. See page 29 for information on interest rate swap arrangements.
(2)The Operating Partnership guarantees an aggregate $303,000 of JV partnership debt, primarily comprised of the $300,000 mortgage loan on 7 West 34th Street. These amounts are excluded from the consolidated debt maturity chart presented above.
(3)Includes the 606 Broadway $74,119 non-recourse mortgage loan, which in September 2024 matured and was not repaid, resulting in the lenders declaring an event of default.

DEBT DETAIL CONSOLIDATED (unaudited)
(Amounts in thousands)
Property	Ownership %	Maturity Date(1)	Variable Rate Spread		Interest Rate(2)		Debt Balance (100%)	Debt Balance (at share)
Secured Debt:
606 Broadway	50.0%	(3)	S+191		6.23%	(4)	$74,119	$37,060
4 Union Square South	100.0%	08/25	S+150	(5)	4.61%		120,000	120,000
PENN 11(6)	100.0%	10/25			6.28%		500,000	500,000
888 Seventh Avenue	100.0%	12/25	S+180	(5)	5.03%		249,824	249,824
One Park Avenue	100.0%	03/26	S+122	(5)	4.03%		525,000	525,000
350 Park Avenue	100.0%	01/27			3.92%		400,000	400,000
100 West 33rd Street	100.0%	06/27			5.26%		480,000	480,000
150 West 34th Street	100.0%	02/28	S+215		6.46%		75,000	75,000
435 Seventh Avenue	100.0%	04/28			6.96%		75,000	75,000
555 California Street	70.0%	05/28	S+205	(5)	6.13%		1,200,000	840,000
1290 Avenue of the Americas	70.0%	11/28			2.62%		950,000	665,000
909 Third Avenue	100.0%	04/31			3.23%		350,000	350,000
Total Secured Debt							4,998,943	4,316,884
Unsecured Debt:
Senior unsecured notes due 2026	100.0%	06/26			2.15%		400,000	400,000
$1.25 Billion unsecured revolving credit facility	100.0%	12/27			3.84%	(7)	575,000	575,000
$800 Million unsecured term loan	100.0%	12/27			4.40%	(7)	800,000	800,000
$915 Million Revolving Credit Facility	100.0%	04/29	S+116	(7)	—%		—	—
Senior unsecured notes due 2031	100.0%	06/31			3.40%		350,000	350,000
Total Unsecured Debt							2,125,000	2,125,000
Total Consolidated Debt							$7,123,943	$6,441,884
________________________________
(1)Assumes the exercise of as-of-right extension options.
(2)Represents the interest rate in effect as of period end based on the appropriate reference rate as of the contractual reset date plus contractual spread, adjusted for hedging instruments, as applicable. See page 29 for information on interest rate swap and interest rate cap arrangements.
(3)On September 5, 2024, the non-recourse loan matured and was not repaid, at which time the lenders declared an event of default.
(4)Excludes additional 3.00% default interest on the 606 Broadway mortgage loan.
(5)Balance is partially hedged by interest rate swap arrangements. See page 29 for details.
(6)On July 16, 2025, we completed a $450,000 refinancing of PENN 11, extending the maturity date to August 2030. See page 4 for details.
(7)In April 2025, we qualified for a sustainability margin adjustment on our unsecured term loan and revolving credit facilities by achieving certain KPI metrics, which reduced our interest rate by 0.05% and 0.04%, respectively.

DEBT DETAIL UNCONSOLIDATED (unaudited)
(Amounts in thousands)
Property	Ownership %	Maturity Date(1)		Variable Rate Spread	Interest Rate(2)	Debt Balance (100%)	Debt Balance (at share)
731 Lexington Avenue retail condominium	32.4%	08/25	(3)	S+151	5.83%	$300,000	$97,200
Rego Park II	32.4%	12/25		S+145	5.60%	200,561	64,982
825 Seventh Avenue office condominium	50.0%	01/26		S+275	7.07%	54,000	27,000
61 Ninth Avenue	45.1%	01/26		S+146	5.78%	167,500	75,543
Rosslyn Plaza North	50.4%	04/26		S+200	6.31%	25,000	12,603
Fashion Centre/Washington Tower	7.5%	05/26		S+305	6.94%	455,000	34,125
7 West 34th Street	53.0%	06/26			3.65%	300,000	159,000
512 West 22nd Street	55.0%	06/26		S+235	6.67%	123,650	68,007
Sunset Pier 94 Studios	49.9%	09/26		S+476	9.07%	95,811	47,810
85 Tenth Avenue	49.9%	12/26			4.55%	625,000	311,875
Wells Kinzie	50.0%	05/27			4.20%	18,321	9,160
280 Park Avenue	50.0%	09/27			5.84%	1,075,000	537,500
The Alexander apartment tower	32.4%	11/27			2.63%	94,000	30,456
697-703 Fifth Avenue	44.8%	03/28			6.11%	356,130	159,495
731 Lexington Avenue office condominium	32.4%	10/28			5.04%	400,000	129,600
640 Fifth Avenue	52.0%	07/29			7.47%	393,583	204,604
650 Madison Avenue	20.1%	12/29			3.49%	800,000	161,024
1535 Broadway	52.0%	05/30			6.90%	450,000	233,933
Independence Plaza	50.1%	06/30			5.84%	675,000	338,175
330 West 34th Street ground lessor	34.8%	09/32			4.55%	100,000	34,825
Total Unconsolidated Debt						$6,708,556	$2,736,917
________________________________
(1)Assumes the exercise of as-of-right extension options.
(2)Represents the interest rate in effect as of period end based on the appropriate reference rate as of the contractual reset date plus contractual spread, adjusted for hedging instruments, as applicable. See page 29 for information on interest rate swap and interest rate cap arrangements.
(3)Loan was scheduled to mature on August 5, 2025. On August 1, 2025, Alexander's, entered into a 60-day extension with the lenders.

HEDGING INSTRUMENTS AS OF JUNE 30, 2025 (unaudited)
(Amounts in thousands)
	Debt Information			Swap / Cap Information
	Balance at Share	Maturity Date(1)	Variable Rate Spread	Notional Amount at Share	Expiration Date		All-In Swapped Rate

Interest Rate Swaps:
Consolidated:
555 California Street mortgage loan:
In-place swap	$840,000	05/28	S+205	$840,000		05/26	6.03%
Forward swap (effective 05/26)				840,000		05/28	5.56%(2)
PENN 11 mortgage loan(3)	500,000	10/25	S+206	500,000		10/25	6.28%
One Park Avenue mortgage loan	525,000	03/26	S+122	500,000		07/27	3.95%
Unsecured revolving credit facility	575,000	12/27	S+111	575,000		08/27	3.84%
Unsecured term loan	800,000	12/27	S+125
Through 07/25				800,000		07/25	4.40%
07/25 through 10/26				650,000		10/26	4.24%
10/26 through 7/27				150,000		07/27	3.90%
7/27 through 8/27				50,000		08/27	3.99%
100 West 33rd Street mortgage loan	480,000	06/27	S+185	480,000		06/27	5.26%
888 Seventh Avenue mortgage loan	249,824	12/25	S+180	200,000		09/27	4.76%
4 Union Square South mortgage loan	120,000	08/25	S+150	100,000		07/27	4.37%
435 Seventh Avenue mortgage loan	75,000	04/28	S+210	75,000		04/26	6.96%
Unconsolidated:
280 Park Avenue mortgage loan	537,500	09/27	S+178	537,500		09/28	5.84%
Interest Rate Caps:							Index Strike Rate	Cash Interest Rate(4)	Effective Interest Rate(5)
Consolidated:
1290 Avenue of the Americas mortgage loan	665,000	11/28	S+162	665,000		11/25	1.00%	2.62%	5.94%
One Park Avenue mortgage loan	525,000	03/26	S+122	25,000		03/26	4.39%	5.53%	5.50%
150 West 34th Street mortgage loan	75,000	02/28	S+215	75,000		02/26	5.00%	6.46%	7.06%
Unconsolidated:
61 Ninth Avenue mortgage loan	75,543	01/26	S+146	75,543		01/26	4.39%	5.78%	6.23%
512 West 22nd Street mortgage loan	68,007	06/26	S+235	68,007		06/26	4.50%	6.67%	6.69%
Rego Park II mortgage loan	64,982	12/25	S+145	64,982		12/25	4.15%	5.60%	5.94%
Fashion Centre Mall/Washington Tower mortgage loan	34,125	05/26	S+305	34,125		05/26	3.89%	6.94%	7.16%

Debt subject to interest rate swaps and subject to a 1.00% SOFR interest rate cap				5,272,500
Variable rate debt subject to interest rate caps				342,657
Fixed rate debt per loan agreements				3,127,250
Variable rate debt not subject to interest rate swaps or caps				436,394	(6)
Total debt at share				$9,178,801
________________________________
(1)Assumes the exercise of as-of-right extension options.
(2)Reflects the May 2026 increase in variable rate spread to S+230. The variable rate spread will further increase to S+255 in May 2027.
(3)On July 16, 2025, we completed a $450,000 refinancing of PENN 11, extending the maturity date to August 2030. See page 4 for details.
(4)Equals the sum of (i) the index rate in effect as of the most recent contractual reset date, adjusted for hedging instruments, and (ii) the contractual spread.
(5)Equals the sum of (i) the cash interest rate and (ii) the effect of amortization of the interest rate cap premium over the term.
(6)Our exposure to SOFR index increases is partially mitigated by an increase in interest income on our cash, cash equivalents and restricted cash.

TOP 30 TENANTS (unaudited)
(Amounts in thousands, except square feet)

Tenants	Square Footage At Share	Annualized Escalated Rents At Share(1)	% of Total Annualized Escalated Rents At Share
Meta Platforms, Inc.	693,500	$82,427	4.6%
IPG and affiliates	955,211	65,324	3.7%
Citadel	585,460	62,498	3.5%
New York University(2)	1,761,681	58,353	3.2%
Madison Square Garden & Affiliates	449,053	45,705	2.5%
Bloomberg L.P.	306,768	44,384	2.4%
Google/Motorola Mobility (guaranteed by Google)	759,446	41,096	2.3%
UMG Recordings, Inc,	336,700	35,411	1.9%
Amazon (including its Whole Foods subsidiary)	312,694	31,218	1.7%
Neuberger Berman Group LLC	306,612	28,780	1.6%
LVMH Brands	65,060	27,171	1.5%
Apple Inc.	473,311	26,739	1.5%
AMC Networks, Inc.	326,717	26,441	1.5%
WeWork	303,741	25,818	1.4%
Bank of America	242,152	25,304	1.4%
Swatch Group USA	8,499	24,901	1.4%
Victoria's Secret	33,156	20,794	1.1%
PwC	241,196	19,416	1.1%
PJT Partners Holdings	134,953	19,379	1.1%
Macy's	181,698	19,305	1.1%
The City of New York	232,010	12,353	0.7%
King & Spalding	122,859	11,979	0.7%
WSP USA	172,666	11,653	0.6%
Dodge & Cox	107,925	11,337	0.6%
Major League Soccer LLC	125,013	11,251	0.6%
AbbVie Inc.	168,673	11,179	0.6%
Burlington Coat Factory	108,844	10,950	0.6%
Alston & Bird LLP	126,872	10,889	0.6%
Aetna Life Insurance Company	64,196	10,460	0.6%
Elliot Management	74,719	9,881	0.5%
			46.6%
________________________________
(1)Represents monthly contractual base rent before free rent plus tenant reimbursements multiplied by 12. Annualized escalated rents at share include leases signed but not yet commenced in place of current tenants or vacancy in the same space.
(2)Includes NYU’s master lease of 1,076,000 at 770 Broadway. In addition to the $9,281 annual lease payments, which are included in annualized escalated rents above, NYU made a $935,000 prepaid lease payment at lease commencement. See page 3 for further details.

SQUARE FOOTAGE (unaudited)
(Square feet in thousands)
		At Vornado's Share
	At 100%		Under Development or Not Available for Lease	In Service
		Total		Office	Retail	Showroom	Other
Segment:
New York:
Office	20,350	17,529	133	17,213	—	183	—
Retail	2,321	1,924	4	—	1,920	—	—
Residential - 1,331 units	1,201	609	5	—	—	—	604
Alexander's (32.4% interest), including 312 residential units	2,455	795	124	308	280	—	83
	26,327	20,857	266	17,521	2,200	183	687

Other:
THE MART	3,696	3,694	—	2,115	93	1,239	247
555 California Street (70% interest)	1,823	1,276	—	1,241	35	—	—
Other	2,845	1,346	144	212	879	—	111
	8,364	6,316	144	3,568	1,007	1,239	358

Total square feet at June 30, 2025	34,691	27,173	410	21,089	3,207	1,422	1,045

Total square feet at March 31, 2025	34,729	27,208	423	21,074	3,227	1,439	1,045

	At 100%
Parking Garages (not included above):	Square Feet	Number of Garages	Number of Spaces
New York	1,635	9	4,685
THE MART	341	3	1,076
555 California Street	168	1	461
Rosslyn Plaza	411	4	1,094
Total at June 30, 2025	2,555	17	7,316

OCCUPANCY (unaudited)

	New York		THE MART	555 California Street
Occupancy rate at:
June 30, 2025	85.2%		78.2%	92.3%
March 31, 2025	83.5%	(1)	78.2%	92.3%
December 31, 2024	87.6%		80.1%	92.0%
June 30, 2024	88.3%		76.9%	94.5%
________________________________
(1)Decrease in occupancy due to PENN 2 being placed into service during the first quarter of 2025.

RESIDENTIAL STATISTICS (unaudited)

		Vornado's Ownership Interest
	Number of Units	Number of Units	Occupancy Rate	Average Monthly Rent Per Unit
New York:
June 30, 2025	1,643	769	95.7%	$4,879
March 31, 2025	1,642	769	96.5%	$4,814
December 31, 2024	1,642	769	96.6%	$4,713
June 30, 2024	1,642	769	97.6%	$4,624

GROUND LEASES (unaudited)
(Amounts in thousands, except square feet)

Property	Current Annual Rent at Share		Next Option Renewal Date	Fully Extended Lease Expiration	Rent Increases and Other Information
Consolidated:
New York:
The Farley Building (95% interest)	$4,750		None	2116	None.
PENN 1:
Land	15,000	(1)	2073	2098	One 25-year renewal option at fair market value (“FMV”).
Long Island Railroad Concourse Retail	1,379		2048	2098
Two 25-year renewal options. Base rent increases every 10 years, with the next rent increase in 2028, based on the increase in gross income reduced by the increase in real estate taxes and operating expenses. In addition, percentage rent is payable based on gross annual income above a specified threshold. Base and percentage rent are reduced by a rent credit calculated as a percentage of development costs funded by Vornado.

260 Eleventh Avenue	4,515		None	2114	Rent increases annually by the lesser of CPI or 1.5% compounded. We have a purchase option exercisable at a future date for $110,000 increased annually by the lesser of CPI or 1.5% compounded.
888 Seventh Avenue	3,350		2028	2067	Two 20-year renewal options at FMV.
330 West 34th Street - 65.2% ground leased	10,265		2051	2149	Two 30-year and one 39-year renewal option at FMV.
909 Third Avenue	1,600		2041	2063	One 22-year renewal option at current annual rent.
962 Third Avenue (the Annex building to 150 East 58th Street) - 50.0% ground leased	666		None	2118	Rent resets every 10 years to FMV.
Other:
Wayne Town Center	6,038		2035	2064	Two 10-year renewal options and one 9-year renewal option. Rent increases annually by the greater of CPI or 6%.
Annapolis	650		None	2042	Fixed rent increases to $750 per annum in 2032.
Unconsolidated:
Sunset Pier 94 Studios (49.9% interest)	449		2060	2110	Five 10-year renewal options. Fixed rent increases in 2028 and every five years thereafter. Beginning in September 2028, additional rent is payable in an amount equal to 6% of gross revenue less the base rent.
61 Ninth Avenue (45.1% interest)	3,890		None	2115	Rent increases every three years based on CPI, subject to a cap. In 2051, 2071 and 2096, rent resets based on the increase in the property's gross revenue net of real estate taxes, if greater than the CPI reset.
Flushing (Alexander's) (32.4% interest)	259		None	2037	10-year renewal option at 90% of FMV effective 2027 was exercised in March 2025. FMV to be determined.
________________________________
(1)Represents the rent reset amount finalized by the Panel on April 22, 2025. On July 21, 2025, the ground lessor filed a motion in New York County Supreme Court to vacate the Panel’s ground rent determination. We believe the motion is entirely without merit and intend to vigorously oppose it. Further, litigation is currently pending between the parties in New York County Supreme Court regarding a separate point relating to the matter. The court denied our motion to dismiss that action and we have filed a notice of appeal. The Panel’s decision provides that if the fee owner prevails in a final judgment in that litigation, the annual rent for the 25-year term will be $20,220, retroactive to June 17, 2023.

NEW YORK SEGMENT
PROPERTY TABLE
(Annualized escalated rent amounts in thousands)	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Annualized Escalated Rent(2)	Square Feet			Encumbrances (non-GAAP) (in thousands)(3)		Major Tenants
Property					Total Property	In Service	Under Development or Not Available for Lease
NEW YORK:
PENN District:
PENN 1
(ground leased through 2098)**										Cisco, Hartford Fire Insurance, Empire Healthchoice Assurance, Inc., United
										Healthcare Services, Inc., Siemens Mobility, WSP USA, Gusto Inc., Samsung,
-Office	100.0%	90.9%	$87.66		2,250,000	2,250,000	—			Canaccord Genuity LLC, Roivant Sciences Inc.
-Retail	100.0%	61.6%	231.35		302,000	302,000	—			Bank of America, Starbucks, Blue Bottle Coffee Inc., Shake Shack, Roberta’s,
	100.0%	88.1%	98.81	$218,100	2,552,000	2,552,000	—	$—		Anita La Mamma Del Gelato

PENN 2
-Office	100.0%	48.8%	103.42		1,749,000	1,749,000	—			Madison Square Garden, Major League Soccer LLC*, UMG Recordings, Inc.*
-Retail	100.0%	56.3%	201.72		66,000	66,000	—			JPMorgan Chase
	100.0%	49.1%	107.51	95,400	1,815,000	1,815,000	—	575,000	(4)

The Farley Building (ground and building leased through 2116)**
-Office	95.0%	100.0%	118.86		730,000	730,000	—			Meta Platforms, Inc.
-Retail	95.0%	39.5%	323.10		116,000	116,000	—			Duane Reade, Magnolia Bakery, Starbucks, Birch Coffee, H&H Bagels,
	95.0%	91.9%	129.99	100,500	846,000	846,000	—	—		Avra Prime*

PENN 11
-Office	100.0%	100.0%	75.89		1,115,000	1,115,000	—			Apple Inc., Madison Square Garden, AMC Networks, Inc., Macy's
-Retail	100.0%	90.7%	151.12		39,000	39,000	—			PNC Bank National Association, Starbucks
	100.0%	99.6%	78.13	83,400	1,154,000	1,154,000	—	500,000

100 West 33rd Street
-Office	100.0%	89.5%	68.85		858,000	858,000	—			IPG and affiliates
-Retail	100.0%	15.6%	77.35		257,000	257,000	—			Aeropostale
	100.0%	73.1%	69.25	55,500	1,115,000	1,115,000	—	480,000

330 West 34th Street
(65.2% ground leased through 2149)**
-Office	100.0%	76.9%	82.62		702,000	702,000	—			Structure Tone, Deutsch, Inc., HomeAdvisor, Inc., WeWork
-Retail	100.0%	85.5%	113.43		24,000	24,000	—			Starbucks
	100.0%	77.1%	83.55	45,300	726,000	726,000	—	100,000	(5)

435 Seventh Avenue
-Retail	100.0%	0.0%	—	—	43,000	43,000	—	75,000

7 West 34th Street
-Office	53.0%	100.0%	83.42		458,000	458,000	—			Amazon
-Retail	53.0%	89.6%	338.11		19,000	19,000	—			Amazon, Lindt
	53.0%	99.6%	93.10	43,400	477,000	477,000	—	300,000

431 Seventh Avenue
-Retail	100.0%	100.0%	265.93	700	9,000	9,000	—	—		Essen

138-142 West 32nd Street
-Retail	100.0%	100.0%	134.64	600	8,000	8,000	—	—

150 West 34th Street
-Retail	100.0%	100.0%	63.48	5,000	79,000	79,000	—	75,000		Primark*

NEW YORK SEGMENT
PROPERTY TABLE
(Annualized escalated rent amounts in thousands)	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)		Annualized Escalated Rent(2)	Square Feet			Encumbrances (non-GAAP) (in thousands)(3)	Major Tenants
Property						Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
PENN District (Continued):
137 West 33rd Street
-Retail	100.0%	100.0%	$96.32		$300	3,000	3,000	—	$—	Celtic Rail

131-135 West 33rd Street
-Retail	100.0%	100.0%	65.65		1,500	22,000	22,000	—	—	The Five Hats Club (BSE Global)*

Other (3 buildings)
-Retail	100.0%	100.0%	159.20		2,100	16,000	16,000	—	—

Total PENN District					651,800	8,865,000	8,865,000	—	2,105,000

Midtown East:
909 Third Avenue
(ground leased through 2063)**										IPG and affiliates, AbbVie Inc., United States Post Office,
-Office	100.0%	82.2%	69.31	(6)	55,100	1,351,000	1,351,000	—	350,000	Morrison Cohen LLP, Sard Verbinnen

150 East 58th Street(7)
-Office	100.0%	81.5%	82.12			540,000	540,000	—		Castle Harlan, Tournesol Realty LLC (Peter Marino)
-Retail	100.0%	100.0%	94.88			3,000	3,000	—
	100.0%	81.6%	82.20		36,000	543,000	543,000	—	—

715 Lexington Avenue
-Retail	100.0%	100.0%	197.58		4,300	22,000	22,000	—	—	Orangetheory Fitness, Casper, Santander Bank, Blu Dot

966 Third Avenue
-Retail	100.0%	100.0%	112.60		800	7,000	7,000	—	—	McDonald's

968 Third Avenue
-Retail	50.0%	100.0%	194.16		1,300	7,000	7,000	—	—	Wells Fargo

Total Midtown East					97,500	1,930,000	1,930,000	—	350,000

Midtown West:
888 Seventh Avenue
(ground leased through 2067)**										Lone Star US Acquisitions LLC, Top-New York, Inc.,
-Office	100.0%	83.8%	100.39			873,000	873,000	—		Vornado Executive Headquarters, United Talent Agency
-Retail	100.0%	100.0%	261.40			15,000	15,000	—		Redeye Grill L.P.
	100.0%	83.9%	102.09		76,200	888,000	888,000	—	249,824

50 West 57th Street
-Office	50.0%	100.0%	65.19			69,000	69,000	—
-Retail	50.0%	—%	—			10,000	10,000	—
	50.0%	91.0%	65.19		4,500	79,000	79,000	—	—

825 Seventh Avenue
-Office	50.0%	79.6%	43.99			169,000	169,000	—	54,000	Young Adult Institute Inc., New Alternatives for Children, Inc.
-Retail	100.0%	100.0%	168.52			4,000	4,000	—	—	Venchi
		80.1%	47.61		6,500	173,000	173,000	—	54,000

Total Midtown West					87,200	1,140,000	1,140,000	—	303,824

NEW YORK SEGMENT
PROPERTY TABLE
(Annualized escalated rent amounts in thousands)	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Annualized Escalated Rent(2)	Square Feet			Encumbrances (non-GAAP) (in thousands)(3)	Major Tenants
Property					Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
Park Avenue:
280 Park Avenue									Elliott Investment Management L.P., PJT Partners Holdings, GIC Inc.,
-Office	50.0%	91.4%	$120.15		1,238,000	1,238,000	—		Wells Fargo, Investcorp International Inc.
-Retail	50.0%	100.0%	57.56		29,000	29,000	—		Starbucks, Fasano Restaurant
	50.0%	91.6%	118.63	$136,700	1,267,000	1,267,000	—	$1,075,000

350 Park Avenue
-Office	100.0%	100.0%	106.75	62,500	585,000	585,000	—	400,000	Citadel

Total Park Avenue				199,200	1,852,000	1,852,000	—	1,475,000
Grand Central:
90 Park Avenue									Alston & Bird, PwC, MassMutual, Glencore*,
-Office	100.0%	97.3%	83.46		938,000	938,000	—		Factset Research Systems Inc., Foley & Lardner
-Retail	100.0%	78.2%	189.63		17,000	17,000	—		Citibank, Starbucks
Total Grand Central	100.0%	97.0%	84.92	76,000	955,000	955,000	—	—

Madison/Fifth:
640 Fifth Avenue									Fidelity Investments, Abbott Capital Management, The Klein Company,
-Office	52.0%	91.5%	113.92		246,000	246,000	—		Avolon Aerospace, Houlihan Lokey Advisors Parent, Inc.
-Retail	52.0%	100.0%	1,095.98		69,000	69,000	—		Victoria's Secret, Dyson
	52.0%	92.8%	274.40	76,600	315,000	315,000	—	393,583

666 Fifth Avenue
-Retail	52.0%	100.0%	1,090.54	14,400	24,000	24,000	—	—	Abercrombie & Fitch, Tissot

595 Madison Avenue									LVMH Moet Hennessy Louis Vuitton Inc.,
-Office	100.0%	83.6%	81.27		300,000	300,000	—		Albea Beauty Solutions, Aerin LLC
-Retail	100.0%	100.0%	759.14		30,000	30,000	—		Fendi, Berluti, Christofle Silver Inc.
	100.0%	84.6%	131.97	38,300	330,000	330,000	—	—

650 Madison Avenue									Sotheby's International Realty, Inc., BC Partners Inc.,
-Office	20.1%	73.8%	109.07		563,000	563,000	—		Polo Ralph Lauren, Willett Advisors LLC (Bloomberg Philanthropies)
-Retail	20.1%	95.7%	1,079.03		38,000	38,000	—		Moncler USA Inc., Tod's, Celine, Balmain
	20.1%	74.7%	161.06	69,300	601,000	601,000	—	800,000

689 Fifth Avenue
-Office	52.0%	100.0%	97.91		81,000	81,000	—		Yamaha Artist Services Inc., Brunello Cucinelli USA Inc.
-Retail	52.0%	100.0%	593.51		16,000	16,000	—		Canada Goose
	52.0%	100.0%	156.23	16,500	97,000	97,000	—	—

655 Fifth Avenue
-Retail	50.0%	100.0%	286.19	16,500	57,000	57,000	—	—	Ferragamo

697-703 Fifth Avenue
-Retail	44.8%	66.6%	3,207.00	41,800	26,000	26,000	—	356,130	Swatch Group USA, Harry Winston

Total Madison/Fifth				273,400	1,450,000	1,450,000	—	1,549,713

NEW YORK SEGMENT
PROPERTY TABLE
(Annualized escalated rent amounts in thousands)	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Annualized Escalated Rent(2)	Square Feet			Encumbrances (non-GAAP) (in thousands)(3)	Major Tenants
Property					Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
Midtown South:
770 Broadway
-Office	100.0%	100.0%	(8)	(8)	1,091,000	1,091,000	—		New York University
-Retail	100.0%	100.0%	$74.61	$6,400	92,000	92,000	—		Wegmans Food Markets
	100.0%	100.0%			1,183,000	1,183,000	—	$—

One Park Avenue
									New York University, BMG Rights Management LLC,
-Office	100.0%	93.9%	72.91		867,000	867,000	—		Robert A.M. Stern Architect
-Retail	100.0%	90.1%	82.83		78,000	78,000	—		Bank of Baroda, Citibank, Equinox
	100.0%	93.6%	73.69	63,800	945,000	945,000	—	525,000

4 Union Square South
-Retail	100.0%	100.0%	133.32	27,200	204,000	204,000	—	120,000	Burlington, Whole Foods Market, DSW, Sephora

Total Midtown South				97,400	2,332,000	2,332,000	—	645,000

Rockefeller Center:
1290 Avenue of the Americas									Hachette Book Group Inc., Bryan Cave LLP,
									Neuberger Berman Group LLC, Cushman & Wakefield,
									Columbia University, Selendy Gay PLLC,
-Office	70.0%	87.1%	90.03		2,009,000	2,009,000	—		Fubotv Inc, LinkLaters, King & Spalding*, Oaktree Capital*
-Retail	70.0%	95.9%	213.43		92,000	92,000	—		Duane Reade, JPMorgan Chase Bank, Starbucks
Total Rockefeller Center	70.0%	87.4%	94.38	178,700	2,101,000	2,101,000	—	950,000

SoHo:
606 Broadway (19 East Houston Street)
-Office	50.0%	13.4%	120.00		30,000	30,000	—
-Retail	50.0%	100.0%	726.44		6,000	6,000	—		HSBC, Harman International
	50.0%	24.8%	441.61	3,900	36,000	36,000	—	74,119

304-306 Canal Street
-Retail	100.0%	100.0%	62.75	300	4,000	4,000	—	—	Stellar Works

334 Canal Street
-Retail	100.0%	—	—		4,000	—	4,000
-Residential	100.0%	—			5,000	—	5,000
	100.0%			—	9,000	—	9,000	—

Total SoHo				4,200	49,000	40,000	9,000	74,119

NEW YORK SEGMENT
PROPERTY TABLE
(Annualized escalated rent amounts in thousands)	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Annualized Escalated Rent(2)	Square Feet			Encumbrances (non-GAAP) (in thousands)(3)	Major Tenants
Property					Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
Times Square:
1540 Broadway
-Retail	52.0%	18.2%	$450.82	$12,900	162,000	162,000	—	$—	U.S. Polo, Disney

1535 Broadway
-Retail	52.0%	100.0%	1,127.89		45,000	45,000	—		T-Mobile, Swatch Group USA, Levi's, Sephora, Anita La Mamma Del Gelato
-Theatre	52.0%	100.0%	21.55		62,000	62,000	—		Nederlander-Marquis Theatre
	52.0%	100.0%	437.19	43,300	107,000	107,000	—	450,000

Total Times Square				56,200	269,000	269,000	—	450,000

Upper East Side:
1131 Third Avenue
-Retail	100.0%	63.7%	212.92	3,000	23,000	23,000	—	—	Crunch LLC, J.Jill

40 East 66th Street
-Residential (3 units)	100.0%	100.0%			10,000	10,000	—	—

Total Upper East Side				3,000	33,000	33,000	—	—

Chelsea/Meatpacking District:
260 Eleventh Avenue
(ground leased through 2114)**
-Office	100.0%	100.0%	49.58	10,400	209,000	209,000	—	—	The City of New York

85 Tenth Avenue									Google, Telehouse International Corp.,
-Office	49.9%	89.9%	95.66		598,000	598,000	—		Clear Secure, Inc., Shopify
-Retail	49.9%	76.3%	96.01		43,000	43,000	—		Verde
	49.9%	89.1%	95.68	54,400	641,000	641,000	—	625,000

537 West 26th Street
-Retail	100.0%	100.0%	134.23	2,300	17,000	17,000	—	—

61 Ninth Avenue (2 buildings)
(ground leased through 2115)**
-Office	45.1%	100.0%	148.02		171,000	171,000	—		Aetna Life Insurance Company, Apple Inc.
-Retail	45.1%	100.0%	407.48		23,000	23,000	—		Starbucks
	45.1%	100.0%	165.08	34,400	194,000	194,000	—	167,500

512 West 22nd Street									Kenneth Cole Productions, Inc.*, Next Jump, Omniva LLC,
-Office	55.0%	100.0%	114.86		165,000	165,000	—		Capricorn Investment Group, Genius Sports
-Retail	55.0%	100.0%	110.18		8,000	8,000	—		Galeria Nara Roesler, Harper's Books
	55.0%	100.0%	114.65	19,800	173,000	173,000	—	123,650

Total Chelsea/Meatpacking District				121,300	1,234,000	1,234,000	—	916,150

NEW YORK SEGMENT
PROPERTY TABLE
(Annualized escalated rent amounts in thousands)	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Annualized Escalated Rent(2)	Square Feet			Encumbrances (non-GAAP) (in thousands)(3)	Major Tenants
Property					Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
Tribeca:
Independence Plaza
-Residential (1,328 units)	50.1%	95.2%			1,186,000	1,186,000	—
-Retail	50.1%	65.0%	$97.38		72,000	72,000	—		Duane Reade
	50.1%			$5,500	1,258,000	1,258,000	—	$675,000

339 Greenwich Street
-Retail	100.0%	100.0%	154.75	700	9,000	9,000	—	—	Paper Moon*

Total Tribeca				6,200	1,267,000	1,267,000	—	675,000
New Jersey:
Paramus
-Office	100.0%	85.6%	26.38	2,800	129,000	129,000	—	—	Vornado's Administrative Headquarters

Property under Development:
Sunset Pier 94 Studios (ground and building leased through 2110)**
‘-Studio	49.9%	—	—	—	266,000	—	266,000	95,811

Properties to be Developed:
Hotel Pennsylvania site (PENN 15)
-Land	100.0%	—	—	—	—	—	—	—

57th Street
-Land	50.0%	—	—	—	—	—	—	—

Eighth Avenue and 34th Street
-Land	100.0%	—	—	—	—	—	—	—

New York Office:

Total		86.9%	$90.66	$1,449,700	20,350,000	20,084,000	266,000	$7,764,368

Vornado's Ownership Interest		86.7%	$88.51	$1,206,200	17,529,000	17,396,000	133,000	$5,372,012

New York Retail:

Total		68.5%	$271.18	$414,000	2,321,000	2,317,000	4,000	$1,150,249

Vornado's Ownership Interest		67.7%	$223.05	$279,400	1,924,000	1,920,000	4,000	$700,488

New York Residential:

Total		95.9%			1,201,000	1,196,000	5,000	$675,000

Vornado's Ownership Interest		95.7%			609,000	604,000	5,000	$338,175

NEW YORK SEGMENT
PROPERTY TABLE
(Annualized escalated rent amounts in thousands)	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Annualized Escalated Rent(2)	Square Feet			Encumbrances (non-GAAP) (in thousands)(3)	Major Tenants
Property					Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
ALEXANDER'S, INC.:

731 Lexington Avenue, Manhattan
-Office	32.4%	100.0%	$145.66		952,000	952,000	—	$400,000	Bloomberg L.P.
-Retail	32.4%	27.2%	394.45		128,000	128,000	—	300,000	Hutong, Capital One
	32.4%	91.7%	154.06	$150,100	1,080,000	1,080,000	—	700,000

Rego Park I, Queens (4.8 acres)	32.4%	100.0%	66.03	3,300	338,000	50,000	288,000		Burlington

Rego Park II (adjacent to Rego Park I),
Queens (6.6 acres)	32.4%	99.1%	74.29	42,500	615,000	519,000	96,000	200,561	Costco, Kohl's, TJ Maxx, Best Buy, Marshalls, DSW*

Flushing, Queens (1.0 acre ground leased through 2037)	32.4%	100.0%	33.47	5,600	167,000	167,000	—	—	New World Mall LLC

The Alexander Apartment Tower,
Rego Park, Queens, NY
-Residential (312 units)	32.4%	98.7%			255,000	255,000	—	94,000

Total Alexander's	32.4%	94.8%	115.75	201,500	2,455,000	2,071,000	384,000	994,561

Total New York		85.8%	$101.23	$2,056,400	26,327,000	25,668,000	659,000	$10,584,178

Vornado's Ownership Interest		85.2%	$93.92	$1,591,400	20,857,000	20,591,000	266,000	$6,732,913
________________________________
*    Lease not yet commenced.
**    Term assumes all renewal options exercised, if applicable.
(1)Weighted average escalated annual rent per square foot and average occupancy percentage for office properties excludes garages and de minimis amounts of storage space. Weighted average escalated annual rent per square foot for retail excludes non-selling space.
(2)Represents monthly contractual base rent before free rent plus tenant reimbursements multiplied by 12. Annualized escalated rent at share include leases signed but not yet commenced in place of current tenants or vacancy in the same space. Includes rent from storage and other non-selling space and excludes rent from residential units.
(3)Represents contractual debt obligations.
(4)Secured amount outstanding on revolving credit facilities.
(5)Amount represents debt on land which is owned 34.8% by Vornado.
(6)Excludes US Post Office lease for 492,000 square feet.
(7)Includes 962 Third Avenue (the Annex building to 150 East 58th Street) 50.0% ground leased through 2118**.
(8)Master leased to NYU for a 70-year term, square feet includes storage space. See page 3 for details.

OTHER SEGMENT
PROPERTY TABLE
(Annualized escalated rent amounts in thousands)	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Annualized Escalated Rent(2)	Square Feet			Encumbrances (non-GAAP) (in thousands)(3)	Major Tenants
Property					Total Property	In Service	Under Development or Not Available for Lease
THE MART:
THE MART, Chicago
									Motorola Mobility (guaranteed by Google), Avant LLC,
									ANGI Home Services, Inc, Paypal, Inc., ConAgra Foods Inc.,
									Allscripts Healthcare, Clear Channel Outdoor LLC*, IPG and affiliates,
									Government Employees Insurance Company, Medline Industries, Inc,
-Office	100.0%	83.2%	$47.79	$85,400	2,115,000	2,115,000	—		Innovation Development Institute, Inc., Allstate Insurance Company
-Showroom/Trade show	100.0%	71.4%	56.18	58,500	1,486,000	1,486,000	—		Holly Hunt Ltd., Baker Interiors Group, Ltd.
-Retail	100.0%	71.2%	47.09	2,900	91,000	91,000	—
	100.0%	78.1%	50.84	146,800	3,692,000	3,692,000	—	$—

Other (1 property)	50.0%	100.0%	73.07	300	4,000	4,000	—	18,321
Total THE MART, Chicago				147,100	3,696,000	3,696,000	—	18,321

Property to be Developed:
527 West Kinzie, Chicago	100.0%	—	—	—	—	—	—	—

Total THE MART		78.2%	$50.88	$147,100	3,696,000	3,696,000	—	$18,321

Vornado's Ownership Interest		78.2%	$50.86	$147,000	3,694,000	3,694,000	—	$9,160

555 California Street:
555 California Street	70.0%	97.0%	$101.30	$145,500	1,509,000	1,509,000	—	$1,200,000	Bank of America, N.A., Dodge & Cox, Goldman Sachs & Co.,
									Jones Day, Kirkland & Ellis LLP, Morgan Stanley & Co. Inc.,
									McKinsey & Company Inc., UBS Financial Services,
									KKR Financial, Microsoft Corporation,
									Fenwick & West LLP, Sidley Austin

315 Montgomery Street	70.0%	93.6%	90.56	19,700	236,000	236,000	—	—	Bank of America, N.A., Regus, Ripple Labs Inc., Blue Shield, Lending Home Corporation

345 Montgomery Street	70.0%	—%	—	—	78,000	78,000	—	—

Total 555 California Street		92.3%	$99.90	$165,200	1,823,000	1,823,000	—	$1,200,000

Vornado's Ownership Interest		92.3%	$99.90	$115,600	1,276,000	1,276,000	—	$840,000

________________________________
*    Lease not yet commenced.
**    Term assumes all renewal options exercised, if applicable.
(1)Weighted average escalated annual rent per square foot excludes ground rent, storage rent and garages.
(2)Represents monthly contractual base rent before free rent plus tenant reimbursements multiplied by 12. Annualized escalated rent at share include leases signed but not yet commenced in place of current tenants or vacancy in the same space. Includes rent from storage and other non-selling space and excludes rent from residential units.
(3)Represents the contractual debt obligations.

OTHER SEGMENT
PROPERTY TABLE
(Annualized escalated rent amounts in thousands)	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Annualized Escalated Rent(2)	Square Feet			Encumbrances (non-GAAP) (in thousands)(3)	Major Tenants
Property					Total Property		Under Development or Not Available for Lease
						In Service
OTHER:
Virginia:
Rosslyn Plaza
-Office - 4 buildings	46.2%	22.5%	$52.39		736,000	432,000	304,000		Nathan Associates
-Residential - 2 buildings (197 units)	43.7%	99.5%			253,000	253,000	—
	45.6%			$4,900	989,000	685,000	304,000	$25,000

Fashion Centre Mall / Washington Tower
-Office	7.5%	75.5%	58.35		170,000	170,000	—	42,300	The Rand Corporation
-Retail	7.5%	97.6%	39.19		868,000	868,000	—	412,700	Macy's, Nordstrom
	7.5%	94.0%	41.71	52,200	1,038,000	1,038,000	—	455,000

New Jersey:
Wayne Town Center, Wayne (ground leased through 2064)**	100.0%	100.0%	28.99	13,400	690,000	686,000	4,000	—	Costco, Dick's Sporting Goods,
									Nordstrom Rack, UFC FIT

Atlantic City (11.3 acres ground leased through 2070 to VICI Properties for a portion of the Borgata Hotel and Casino complex)	100.0%	100.0%	—	8,100	—	—	—	—	VICI Properties (ground lessee)

Maryland:
Annapolis (ground and building leased through 2042)**	100.0%	100.0%	11.70	1,400	128,000	128,000	—	—	The Home Depot

Total Other		82.6%	$38.15	$80,000	2,845,000	2,537,000	308,000	$480,000

Vornado's Ownership Interest		85.4%	$24.16	$29,200	1,346,000	1,202,000	144,000	$46,728
________________________________
**    Term assumes all renewal options exercised, if applicable.

(1)Weighted average escalated annual rent per square foot excludes ground rent, storage rent, garages and residential.
(2)Represents monthly contractual base rent before free rent plus tenant reimbursements multiplied by 12. Annualized escalated rent at share include leases signed but not yet commenced in place of current tenants or vacancy in the same space. Includes rent from storage and other non-selling space and excludes rent from residential units.
(3)Represents the contractual debt obligations.

INVESTOR INFORMATION

Corporate Officers:
Steven Roth	Chairman of the Board and Chief Executive Officer
Michael J. Franco	President and Chief Financial Officer
Glen J. Weiss	Executive Vice President - Office Leasing - Co-Head of Real Estate
Barry S. Langer	Executive Vice President - Development - Co-Head of Real Estate
Haim Chera	Executive Vice President - Head of Retail
Thomas J. Sanelli	Executive Vice President - Finance and Chief Administrative Officer

RESEARCH COVERAGE

Jeff Spector/Jana Galan	Steve Sakwa	Vikram Malhotra
Bank of America/BofA Securities	Evercore ISI	Mizuho Securities (USA) Inc.
646-855-1363/646-855-3081	212-446-9462	212-282-3827

Brendan Lynch	Caitlin Burrows	Ronald Kamdem
Barclays Capital	Goldman Sachs	Morgan Stanley
212-526-9428	212-902-4736	212-296-8319

John P. Kim	Dylan Burzinski	Alexander Goldfarb/Connor Mitchell
BMO Capital Markets	Green Street Advisors	Piper Sandler
212-885-4115	949-640-8780	212-466-7937/203-861-7615

Nicholas Joseph/Seth Bergey	Anthony Paolone/Ray Zhong	Nicholas Yulico
Citi	JP Morgan	Scotia Capital (USA) Inc
212-816-1909/212-816-2066	212-622-6682/212-622-5411	212-225-6904

Kenneth Billingsley	Mark Streeter/Ian Snyder	Michael Lewis
Compass Point	JP Morgan Fixed Income	Truist Securities
202-534-1393	212-834-5086/212-834-3798	212-319-5659

Research Coverage - is provided as a service to interested parties and not as an endorsement of any report, or representation as to the accuracy of any information contained therein. Opinions, forecasts and other forward-looking statements expressed in analysts' reports are subject to change without notice.

APPENDIX
DEFINITIONS AND NON-GAAP RECONCILIATIONS

FINANCIAL SUPPLEMENT DEFINITIONS
The financial supplement includes various non-GAAP financial measures. Descriptions of these non-GAAP measures are provided below. Reconciliations of these non-GAAP measures to the most directly comparable GAAP measures are provided on the following pages.
Net Operating Income ("NOI") at Share and NOI at Share - Cash Basis - NOI at share represents total revenues less operating expenses including our share of partially owned entities. NOI at share - cash basis represents NOI at share adjusted to exclude straight-line rental income and expense, amortization of acquired below and above market leases, accruals for ground rent resets yet to be determined, and other non-cash adjustments. We consider NOI at share to be the primary non-GAAP financial measure for making decisions and assessing the unlevered performance of our segments as it relates to the total return on assets as opposed to the levered return on equity. As properties are bought and sold based on NOI at share - cash basis, we utilize this measure to make investment decisions as well as to compare the performance of our assets to that of our peers. NOI at share and NOI at share - cash basis should not be considered alternatives to net income or cash flow from operations and may not be comparable to similarly titled measures employed by other companies.
Same Store NOI at Share and Same Store NOI at Share - Cash Basis - Same store NOI at share represents NOI at share from operations which are in service in both the current and prior year reporting periods. Same store NOI at share - cash basis is same store NOI at share adjusted to exclude straight-line rental income and expense, amortization of acquired below and above market leases, accruals for ground rent resets yet to be determined, and other non-cash adjustments. We use these non-GAAP measures to (i) facilitate meaningful comparisons of the operational performance of our properties and segments, (ii) make decisions on whether to buy, sell or refinance properties, and (iii) compare the performance of our properties and segments to those of our peers. Same store NOI at share and same store NOI at share - cash basis should not be considered alternatives to net income or cash flow from operations and may not be comparable to similarly titled measures employed by other companies.
Funds From Operations ("FFO") - FFO is computed in accordance with the definition adopted by the Board of Governors of the National Association of Real Estate Investment Trusts ("NAREIT"). NAREIT defines FFO as GAAP net income or loss adjusted to exclude net gains from sales of certain real estate assets, impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity, depreciation and amortization expense from real estate assets and other specified items, including the pro rata share of such adjustments of unconsolidated subsidiaries. FFO and FFO per diluted share are non-GAAP financial measures used by management, investors and analysts to facilitate meaningful comparisons of operating performance between periods and among our peers because it excludes the effect of real estate depreciation and amortization and net gains on sales, which are based on historical costs and implicitly assume that the value of real estate diminishes predictably over time, rather than fluctuating based on existing market conditions. FFO does not represent cash generated from operating activities and is not necessarily indicative of cash available to fund cash requirements and should not be considered as an alternative to net income as a performance measure or cash flow as a liquidity measure. FFO may not be comparable to similarly titled measures employed by other companies.
Funds Available For Distribution ("FAD") - FAD is defined as FFO less (i) cash basis recurring tenant improvements, leasing commissions and capital expenditures, (ii) straight-line rents and amortization of acquired below-market leases, net, and (iii) other non-cash income, plus (iv) other non-cash charges. FAD is a non-GAAP financial measure that is not intended to represent cash flow and is not indicative of cash flow provided by operating activities as determined in accordance with GAAP. FAD is presented solely as a supplemental disclosure that management believes provides useful information regarding the Company's ability to fund its dividends.
Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate ("EBITDAre") - EBITDAre (i.e., EBITDA for real estate companies) is a non-GAAP financial measure established by NAREIT, which may not be comparable to EBITDA reported by other REITs that do not compute EBITDAre in accordance with the NAREIT definition. NAREIT defines EBITDAre as GAAP net income or loss, plus interest expense, plus income tax expense, plus depreciation and amortization, plus (minus) losses and gains on the disposition of depreciated property including losses and gains on change of control, plus impairment write-downs of depreciated property and of investments in unconsolidated entities caused by a decrease in value of depreciated property in the joint venture, plus adjustments to reflect the entity's share of EBITDA of unconsolidated entities. The Company has included EBITDAre because it is a performance measure used by other REITs and therefore may provide useful information to investors in comparing Vornado's performance to that of other REITs.
Net Debt to EBITDAre, as adjusted - Net debt to EBITDAre, as adjusted represents the ratio of net debt to annualized EBITDAre, as adjusted. Net debt is calculated as (i) the Company’s consolidated debt less noncontrolling interests’ share of consolidated debt plus the Company’s pro rata share of debt of unconsolidated entities less (ii) the Company’s consolidated cash and cash equivalents, cash held in escrow and investments in U.S. Treasury bills less noncontrolling interests’ share of these amounts plus the Company’s pro rata share of these amounts for unconsolidated entities. Cash held in escrow represents cash escrowed under loan agreements including for debt service, real estate taxes, property insurance, and capital improvements, and the Company is not able to direct the use of this cash. The availability of cash and cash equivalents for use in debt reduction cannot be assumed, as the Company may use its cash and cash equivalents for other purposes. Further, the Company may not be able to direct the use of its pro rata share of cash and cash equivalents of unconsolidated entities. The Company discloses net debt to EBITDAre, as adjusted because management believes it is useful to investors as a supplemental measure in evaluating the Company’s balance sheet leverage. Net debt to EBITDAre, as adjusted may not be comparable to similarly titled measures employed by other companies.
- i -

NON-GAAP RECONCILIATIONS RECONCILIATION OF NET INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS TO FFO ATTRIBUTABLE TO COMMON SHAREHOLDERS PLUS ASSUMED CONVERSIONS (unaudited)
(Amounts in thousands, except per share amounts)
	For the Three Months Ended
	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024
Reconciliation of net income attributable to common shareholders to FFO attributable to common shareholders plus assumed conversions (non-GAAP):
Net income attributable to common shareholders	$743,819	$86,842	$1,203	$(19,154)	$35,260
Per diluted share	$3.70	$0.43	$0.01	$(0.10)	$0.18

FFO adjustments:
Depreciation and amortization of real property	$103,142	$104,257	$101,824	$103,190	$97,897
Real estate impairment losses	542	—	—	—	—
Gain on sales-type lease	(803,248)	—	—	—	—
Net gains on sale of real estate	—	—	—	—	(873)
Our share of partially owned entities:
Net gains on sale of real estate	(2,527)	(77,008)	—	—	—
Depreciation and amortization of real property	24,107	24,525	23,483	25,091	26,458
FFO adjustments, net	(677,984)	51,774	125,307	128,281	123,482
Impact of assumed conversion of dilutive convertible securities	385	310	358	385	393
Noncontrolling interests' share of above adjustments on a dilutive basis	54,708	(3,887)	(9,783)	(10,256)	(10,191)
FFO attributable to common shareholders plus assumed conversions (non-GAAP)	120,928	135,039	117,085	99,256	148,944
Add back of FFO allocated to noncontrolling interests of the Operating Partnership	10,127	11,747	9,890	8,537	13,363
FFO attributable to Class A unitholders (non-GAAP)	$131,055	$146,786	$126,975	$107,793	$162,307
FFO per diluted share (non-GAAP)	$0.60	$0.67	$0.58	$0.50	$0.76

- ii -

NON-GAAP RECONCILIATIONS RECONCILIATION OF FFO ATTRIBUTABLE TO COMMON SHAREHOLDERS PLUS ASSUMED CONVERSIONS TO FFO ATTRIBUTABLE TO COMMON SHAREHOLDERS PLUS ASSUMED CONVERSIONS, AS ADJUSTED (unaudited)
(Amounts in thousands, except per share amounts)
	For the Three Months Ended
	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024
FFO attributable to common shareholders plus assumed conversions (non-GAAP)	$120,928	$135,039	$117,085	$99,256	$148,944
Per diluted share (non-GAAP)	$0.60	$0.67	$0.58	$0.50	$0.76

Certain (income) expense items that impact FFO attributable to common shareholders plus assumed conversions:
Gain on sale of Canal Street condominium units	$(8,362)	$(1,975)	$—	$—	$—
Deferred tax liability on our investment in the Farley Building (held through a taxable REIT subsidiary)	3,337	3,205	3,456	4,164	2,599
Our share of the gain on the discounted extinguishment of the 280 Park Avenue mezzanine loan	—	—	—	—	(31,215)
After-tax net gain on sale of 220 Central Park South ("220 CPS") condominium units and ancillary amenities	—	(11,028)	—	—	(13,069)
Other	(3,217)	240	2,104	(365)	2,252
	(8,242)	(9,558)	5,560	3,799	(39,433)
Noncontrolling interests' share of above adjustments on a dilutive basis	638	764	(433)	(300)	3,255
Total of certain (income) expense items that impact FFO attributable to common shareholders plus assumed conversions, net	$(7,604)	$(8,794)	$5,127	$3,499	$(36,178)

FFO attributable to common shareholders plus assumed conversions, as adjusted (non-GAAP)	$113,324	$126,245	$122,212	$102,755	$112,766
Per diluted share (non-GAAP)	$0.56	$0.63	$0.61	$0.52	$0.57

- iii -

NON-GAAP RECONCILIATIONS RECONCILIATION OF FFO ATTRIBUTABLE TO COMMON SHAREHOLDERS PLUS ASSUMED CONVERSIONS TO FAD (unaudited)
(Amounts in thousands)
		For the Three Months Ended
		June 30, 2025		March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024
FFO attributable to common shareholders, plus assumed conversions	(A)	$120,928		$135,039	$117,085	$99,256	$148,944

Adjustments to arrive at FAD (at Vornado's share):
Certain items that impact FAD		(8,242)		(9,558)	5,560	3,799	(39,433)
Recurring tenant improvements, leasing commissions and other capital expenditures		(104,203)	(1)	(48,071)	(55,350)	(55,038)	(53,934)
Stock-based compensation expense		7,519		6,022	7,359	6,544	8,750
Amortization of debt issuance costs and other non-cash interest expense		10,638		12,089	13,280	14,493	17,091
Personal property depreciation		1,564		1,526	1,532	1,917	1,444
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net and other		(45,954)		(23,919)	(8,378)	6,807	(581)
Noncontrolling interests in the Operating Partnership's share of above adjustments		11,119		5,139	2,946	1,769	5,502
FAD adjustments, net	(B)	(127,559)		(56,772)	(33,051)	(19,709)	(61,161)

FAD (non-GAAP)	(A+B)	$(6,631)		$78,267	$84,034	$79,547	$87,783

FAD payout ratio		N/A	(2)	N/A	180.5%	N/A	N/A
________________________________
(1)Increase primarily due to the timing of payments for tenant improvements and leasing commissions at our properties.
(2)For 2025, we anticipate continuing our recent common share dividend policy of paying one common share dividend in the fourth quarter, subject to approval by our Board of Trustees.

- iv -

NON-GAAP RECONCILIATIONS RECONCILIATION OF NET INCOME (LOSS) TO EBITDAre (unaudited) TO EBITDAre, AS ADJUSTED (unaudited)
(Amounts in thousands)

	For the Three Months Ended
	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024
Reconciliation of net income (loss) to EBITDAre (non-GAAP):
Net income (loss)	$813,227	$99,824	$5,758	$(19,468)	$40,099
Less net loss attributable to noncontrolling interests in consolidated subsidiaries	10,981	10,433	11,107	14,152	13,890
Net income (loss) attributable to the Operating Partnership	824,208	110,257	16,865	(5,316)	53,989
EBITDAre adjustments at share:
Depreciation and amortization expense	128,813	130,308	126,839	130,198	125,799
Interest and debt expense	115,171	117,891	121,875	125,737	93,148
Income tax expense	4,295	7,414	5,381	5,056	5,582
Real estate impairment losses	542	—	—	—	—
Gain on sales-type lease	(803,248)	—	—	—	—
Net gains on sale of real estate	(2,527)	(77,008)	—	—	(873)
EBITDAre at share	267,254	288,862	270,960	255,675	277,645
EBITDAre attributable to noncontrolling interests in consolidated subsidiaries	11,301	11,314	10,819	9,574	9,656
EBITDAre (non-GAAP)	$278,555	$300,176	$281,779	$265,249	$287,301

EBITDAre attributable to noncontrolling interests in consolidated subsidiaries	(11,301)	(11,314)	(10,819)	(9,574)	(9,656)

Certain (income) expense items that impact EBITDAre:
Gain on sale of Canal Street condominium units	(8,362)	(1,975)	—	—	—
Gain on sale of 220 CPS condominium units and ancillary amenities	—	(13,576)	—	—	(15,175)
Other	(1,309)	386	1,732	(737)	3,362
Total of certain (income) expense items that impact EBITDAre	(9,671)	(15,165)	1,732	(737)	(11,813)

EBITDAre, as adjusted (non-GAAP)	$257,583	$273,697	$272,692	$254,938	$265,832

- v -

NON-GAAP RECONCILIATIONS RECONCILIATION OF NET INCOME (LOSS) TO EBITDAre (unaudited) TO EBITDAre, AS ADJUSTED (unaudited)
(Amounts in thousands)

	For the Trailing Twelve Months Ended	For the Year Ended December 31,
	June 30, 2025	2024	2023	2022
Reconciliation of net income (loss) to EBITDAre (non-GAAP):
Net income (loss)	$899,341	$20,116	$32,888	$(382,612)
Less net loss attributable to noncontrolling interests in consolidated subsidiaries	46,673	51,131	75,967	5,737
Net income (loss) attributable to the Operating Partnership	946,014	71,247	108,855	(376,875)
EBITDAre adjustments at share:
Depreciation and amortization expense	516,158	507,210	499,357	593,322
Interest and debt expense	480,674	458,100	458,400	362,321
Income tax expense	22,146	23,445	30,465	23,404
Real estate impairment losses	542	—	73,289	595,488
Gain on sales-type lease	(803,248)	—	—	—
Net gains on sale of real estate	(79,535)	(873)	(72,955)	(58,920)
EBITDAre at share	1,082,751	1,059,129	1,097,411	1,138,740
EBITDAre attributable to noncontrolling interests in consolidated subsidiaries	43,008	42,125	39,405	71,786
EBITDAre (non-GAAP)	$1,125,759	$1,101,254	$1,136,816	$1,210,526

EBITDAre attributable to noncontrolling interests in consolidated subsidiaries	(43,008)	(42,125)	(39,405)	(71,786)

Certain (income) expense items that impact EBITDAre:
Gain on sale of Canal Street condominium units	(10,337)	—	—	—
Gain on sale of 220 CPS condominium units and ancillary amenities	(13,576)	(15,175)	(14,127)	(41,874)
Other	72	5,366	(1,952)	(6,302)
Total of certain (income) expense items that impact EBITDAre	(23,841)	(9,809)	(16,079)	(48,176)

EBITDAre, as adjusted (non-GAAP)	$1,058,910	$1,049,320	$1,081,332	$1,090,564

- vi -

NON-GAAP RECONCILIATIONS RECONCILIATION OF NET INCOME TO NET OPERATING INCOME AT SHARE AND NET OPERATING INCOME AT SHARE - CASH BASIS (unaudited)
(Amounts in thousands)

	For the Three Months Ended			For the Six Months Ended June 30,
	June 30,		March 31, 2025
	2025	2024		2025	2024
Net income	$813,227	$40,099	$99,824	$913,051	$33,826
Depreciation and amortization expense	115,574	109,774	116,155	231,729	218,433
General and administrative expense	39,978	38,475	38,597	78,575	76,372
Transaction related costs and other	721	3,361	43	764	4,014
Income from partially owned entities	(16,671)	(47,949)	(96,977)	(113,648)	(64,228)
Interest and other investment income, net	(11,056)	(10,511)	(8,261)	(19,317)	(22,235)
Interest and debt expense	87,929	98,401	95,816	183,745	188,879
Gain on sales-type lease	(803,248)	—	—	(803,248)	—
Net gains on disposition of wholly owned and partially owned assets	(8,488)	(16,048)	(15,551)	(24,039)	(16,048)
Income tax expense	4,123	5,284	7,193	11,316	12,024
NOI from partially owned entities	66,227	68,298	67,111	133,338	138,667
NOI attributable to noncontrolling interests in consolidated subsidiaries	(10,643)	(9,013)	(10,660)	(21,303)	(20,409)
NOI at share	277,673	280,171	293,290	570,963	549,295
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net, and other	(45,954)	(581)	(23,919)	(69,873)	(2,092)
NOI at share - cash basis	$231,719	$279,590	$269,371	$501,090	$547,203
- vii -

NON-GAAP RECONCILIATIONS COMPONENTS OF NET OPERATING INCOME AT SHARE AND NET OPERATING INCOME AT SHARE - CASH BASIS (unaudited)
(Amounts in thousands)

	For the Three Months Ended June 30,
	Total Revenues		Operating Expenses		NOI		Non-cash Adjustments(1)		NOI - cash basis
	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024
New York	$358,167	$367,578	$(188,402)	$(188,947)	$169,765	$178,631	$(39,212)	$1,504	$130,553	$180,135
Other	83,270	82,688	(30,946)	(40,433)	52,324	42,255	2,705	4,953	55,029	47,208
Noncontrolling interests' share in consolidated subsidiaries	(51,815)	(52,353)	41,172	43,340	(10,643)	(9,013)	(4,830)	(6,270)	(15,473)	(15,283)
Our share of partially owned entities	114,795	117,504	(48,568)	(49,206)	66,227	68,298	(4,617)	(768)	61,610	67,530
Vornado's share	$504,417	$515,417	$(226,744)	$(235,246)	$277,673	$280,171	$(45,954)	$(581)	$231,719	$279,590

	For the Three Months Ended March 31, 2025
	Total Revenues	Operating Expenses	NOI	Non-cash Adjustments(1)	NOI - cash basis
New York	$376,206	$(183,640)	$192,566	$(18,710)	$173,856
Other	85,373	(41,100)	44,273	1,798	46,071
Noncontrolling interests' share in consolidated subsidiaries	(53,035)	42,375	(10,660)	(3,770)	(14,430)
Our share of partially owned entities	116,389	(49,278)	67,111	(3,237)	63,874
Vornado's share	$524,933	$(231,643)	$293,290	$(23,919)	$269,371

	For the Six Months Ended June 30,
	Total Revenues		Operating Expenses		NOI		Non-cash Adjustments(1)		NOI - cash basis
	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024
New York	$734,373	$725,812	$(372,042)	$(377,225)	$362,331	$348,587	$(57,922)	$2,775	$304,409	$351,362
Other	168,643	160,829	(72,046)	(78,379)	96,597	82,450	4,503	5,823	101,100	88,273
Noncontrolling interests' share in consolidated subsidiaries	(104,850)	(105,520)	83,547	85,111	(21,303)	(20,409)	(8,600)	(11,408)	(29,903)	(31,817)
Our share of partially owned entities	231,184	238,246	(97,846)	(99,579)	133,338	138,667	(7,854)	718	125,484	139,385
Vornado's share	$1,029,350	$1,019,367	$(458,387)	$(470,072)	$570,963	$549,295	$(69,873)	$(2,092)	$501,090	$547,203
________________________________
(1)Includes adjustments for straight-line rents, amortization of acquired below-market leases, net and other.
- viii -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI AT SHARE TO SAME STORE NOI AT SHARE FOR THE THREE MONTHS ENDED JUNE 30, 2025 COMPARED TO JUNE 30, 2024 (unaudited)
(Amounts in thousands)

	Total	New York	THE MART	555 California Street	Other
NOI at share for the three months ended June 30, 2025	$277,673	$230,579	$25,197	$18,686	$3,211
Less NOI at share from:
Dispositions	(8)	166	(174)	—	—
Development properties	(5,011)	(5,011)	—	—	—
Other non-same store income, net	(11,813)	(7,235)	—	(1,367)	(3,211)
Same store NOI at share for the three months ended June 30, 2025	$260,841	$218,499	$25,023	$17,319	$—

NOI at share for the three months ended June 30, 2024	$280,171	$242,153	$16,060	$16,800	$5,158
Less NOI at share from:
Dispositions	(3,251)	(3,061)	(190)	—	—
Development properties	(8,880)	(8,880)	—	—	—
Other non-same store income, net	(20,653)	(15,495)	—	—	(5,158)
Same store NOI at share for the three months ended June 30, 2024	$247,387	$214,717	$15,870	$16,800	$—

Increase in same store NOI at share	$13,454	$3,782	$9,153	$519	$—

% increase in same store NOI at share	5.4%	1.8%	57.7%	3.1%	0.0%
- ix -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI AT SHARE - CASH BASIS TO SAME STORE NOI AT SHARE - CASH BASIS FOR THE THREE MONTHS ENDED JUNE 30, 2025 COMPARED TO JUNE 30, 2024 (unaudited)
(Amounts in thousands)

	Total	New York	THE MART	555 California Street	Other
NOI at share - cash basis for the three months ended June 30, 2025	$231,719	$182,605	$25,258	$20,684	$3,172
Less NOI at share - cash basis from:
Dispositions	(8)	166	(174)	—	—
Development properties	(4,772)	(4,772)	—	—	—
Other non-same store expense (income), net	7,078	13,510	—	(3,260)	(3,172)
Same store NOI at share - cash basis for the three months ended June 30, 2025	$234,017	$191,509	$25,084	$17,424	$—

NOI at share - cash basis for the three months ended June 30, 2024	$279,590	$237,834	$16,835	$19,956	$4,965
Less NOI at share - cash basis from:
Dispositions	(2,785)	(2,611)	(174)	—	—
Development properties	(8,639)	(8,639)	—	—	—
Other non-same store income, net	(22,256)	(17,291)	—	—	(4,965)
Same store NOI at share - cash basis for the three months ended June 30, 2024	$245,910	$209,293	$16,661	$19,956	$—

(Decrease) increase in same store NOI at share - cash basis	$(11,893)	$(17,784)	$8,423	$(2,532)	$—

% (decrease) increase in same store NOI at share - cash basis	(4.8)%	(8.5)%	50.6%	(12.7)%	0.0%
- x -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI AT SHARE TO SAME STORE NOI AT SHARE FOR THE SIX MONTHS ENDED JUNE 30, 2025 COMPARED TO JUNE 30, 2024 (unaudited)
(Amounts in thousands)

	Total	New York	THE MART	555 California Street	Other
NOI at share for the six months ended June 30, 2025	$570,963	$483,896	$41,113	$36,529	$9,425
Less NOI at share from:
Dispositions	(114)	128	(242)	—	—
Development properties	(11,741)	(11,741)	—	—	—
Other non-same store income, net	(39,348)	(28,101)	—	(1,822)	(9,425)
Same store NOI at share for the six months ended June 30, 2025	$519,760	$444,182	$40,871	$34,707	$—

NOI at share for the six months ended June 30, 2024	$549,295	$475,282	$30,546	$33,329	$10,138
Less NOI at share from:
Dispositions	(6,541)	(6,317)	(224)	—	—
Development properties	(18,607)	(18,607)	—	—	—
Other non-same store income, net	(26,682)	(16,544)	—	—	(10,138)
Same store NOI at share for the six months ended June 30, 2024	$497,465	$433,814	$30,322	$33,329	$—

Increase in same store NOI at share	$22,295	$10,368	$10,549	$1,378	$—

% increase in same store NOI at share	4.5%	2.4%	34.8%	4.1%	0.0%
- xi -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI AT SHARE - CASH BASIS TO SAME STORE NOI AT SHARE - CASH BASIS FOR THE SIX MONTHS ENDED JUNE 30, 2025 COMPARED TO JUNE 30, 2024 (unaudited)
(Amounts in thousands)

	Total	New York	THE MART	555 California Street	Other
NOI at share - cash basis for the six months ended June 30, 2025	$501,090	$410,175	$42,775	$38,821	$9,319
Less NOI at share - cash basis from:
Dispositions	(116)	128	(244)	—	—
Development properties	(11,261)	(11,261)	—	—	—
Other non-same store (income) expense, net	(7,806)	4,773	—	(3,260)	(9,319)
Same store NOI at share - cash basis for the six months ended June 30, 2025	$481,907	$403,815	$42,531	$35,561	$—

NOI at share - cash basis for the six months ended June 30, 2024	$547,203	$468,628	$31,784	$36,894	$9,897
Less NOI at share - cash basis from:
Dispositions	(5,561)	(5,388)	(173)	—	—
Development properties	(17,883)	(17,883)	—	—	—
Other non-same store income, net	(28,760)	(18,863)	—	—	(9,897)
Same store NOI at share - cash basis for the six months ended June 30, 2024	$494,999	$426,494	$31,611	$36,894	$—

(Decrease) increase in same store NOI at share - cash basis	$(13,092)	$(22,679)	$10,920	$(1,333)	$—

% (decrease) increase in same store NOI at share - cash basis	(2.6)%	(5.3)%	34.5%	(3.6)%	0.0%
- xii -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI AT SHARE TO SAME STORE NOI AT SHARE FOR THE THREE MONTHS ENDED JUNE 30, 2025 COMPARED TO MARCH 31, 2025 (unaudited)
(Amounts in thousands)

	Total	New York	THE MART	555 California Street	Other
NOI at share for the three months ended June 30, 2025	$277,673	$230,579	$25,197	$18,686	$3,211
Less NOI at share from:
Dispositions	(8)	166	(174)	—	—
Development properties	(5,011)	(5,011)	—	—	—
Other non-same store income, net	(10,632)	(6,054)	—	(1,367)	(3,211)
Same store NOI at share for the three months ended June 30, 2025	$262,022	$219,680	$25,023	$17,319	$—

NOI at share for the three months ended March 31, 2025	$293,290	$253,317	$15,916	$17,843	$6,214
Less NOI at share from:
Dispositions	(106)	(38)	(68)	—	—
Development properties	(6,730)	(6,730)	—	—	—
Other non-same store income, net	(35,324)	(28,654)	—	(456)	(6,214)
Same store NOI at share for the three months ended March 31, 2025	$251,130	$217,895	$15,848	$17,387	$—

Increase (decrease) in same store NOI at share	$10,892	$1,785	$9,175	$(68)	$—

% increase (decrease) in same store NOI at share	4.3%	0.8%	57.9%	(0.4)%	0.0%
- xiii -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI AT SHARE - CASH BASIS TO SAME STORE NOI AT SHARE - CASH BASIS FOR THE THREE MONTHS ENDED JUNE 30, 2025 COMPARED TO MARCH 31, 2025 (unaudited)

	Total	New York	THE MART	555 California Street	Other
NOI at share - cash basis for the three months ended June 30, 2025	$231,719	$182,605	$25,258	$20,684	$3,172
Less NOI at share - cash basis from:
Dispositions	(8)	166	(174)	—	—
Development properties	(4,772)	(4,772)	—	—	—
Other non-same store expense (income), net	8,173	14,605	—	(3,260)	(3,172)
Same store NOI at share - cash basis for the three months ended June 30, 2025	$235,112	$192,604	$25,084	$17,424	$—

NOI at share - cash basis for the three months ended March 31, 2025	$269,371	$227,570	$17,517	$18,137	$6,147
Less NOI at share - cash basis from:
Dispositions	(108)	(38)	(70)	—	—
Development properties	(6,489)	(6,489)	—	—	—
Other non-same store income, net	(19,303)	(13,156)	—	—	(6,147)
Same store NOI at share - cash basis for the three months ended March 31, 2025	$243,471	$207,887	$17,447	$18,137	$—

(Decrease) increase in same store NOI at share - cash basis	$(8,359)	$(15,283)	$7,637	$(713)	$—

% (decrease) increase in same store NOI at share - cash basis	(3.4)%	(7.4)%	43.8%	(3.9)%	0.0%
- xiv -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF CONSOLIDATED DEBT, NET TO CONSOLIDATED CONTRACTUAL DEBT (unaudited)
(Amounts in thousands)
	As of June 30, 2025
	Consolidated Debt, Net	Deferred Financing Costs, Net and Other	Consolidated Contractual Debt
Mortgages payable	$4,977,526	$21,417	$4,998,943
Senior unsecured notes	746,588	3,412	750,000
$800 Million unsecured term loan	796,643	3,357	800,000
$2.2 Billion unsecured revolving credit facilities	575,000	—	575,000
	$7,095,757	$28,186	$7,123,943
- xv -